RESOLVED, that the Loan and Security Agreement between the Company and Crestview Capital Master, LLC and The Elevation Fund, LLC (the "Lenders") providing for the debt financing of the Company in the aggregate principal amount (the "Loan Amount") of $1,500,000 (the "Loan Agreement") is hereby ratified and approved;

RESOLVED, that the Company be and hereby is authorized to execute and deliver the Loan Agreement and the documents, instruments and agreements contemplated thereby including the Common Stock Purchase Warrant for 6,000,000 common shares, the Common Stock Purchase Warrant for 12,000,000 common shares (the "Warrants"), the Promissory Notes (the "Notes") evidencing the repayment and conversion terms of the Loan Amount; and that Sovereign Partners LLC be and hereby is authorized and directed to execute, deliver and perform the Pledge and Security Agreement evidencing the hypothecation of one hundred percent (100%) of Sovereign's memberships interest in Millstone Development, LLC to the Lenders (the Loan Agreement, the Warrants, the Notes, and Pledge and Security Agreement and such other instruments, agreements or documents required by Lenders, the "Loan Documents");

RESOLVED, that the Company be and hereby is authorized and directed to perform the Loan Documents and the Company's obligations and commitments thereunder and to take all additional steps necessary or desirable to effect the intents and purposes of the Loan Agreement;

RESOLVED, that Mr. Edouard Garneau in his capacity of Chief Executive Officer, be and hereby is, authorized and directed on behalf of this Company to execute the Loan Documents presented to this Board of Directors and to make such modifications thereto as he shall deem to be necessary or desirable to effect the intents and purposes of the Loan Documents, his signature thereto to evidence of the approval of such changes;

RESOLVED, that the Company be and hereby is authorized and directed to take all such further actions, and to execute, deliver and perform all such further documents, agreements and instruments as may be necessary or desirable to perform the Loan Documents and to consummate the transactions contemplated thereunder.

I, Edouard Garneau, do hereby certify that the foregoing resolutions were duly passed and adopted at a meeting of the Board of Directors on December 16, 2005.

By: [signature]
Name: Edouard Garneau
Title: Chief Executive Officer and President

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (as amended, supplemented or modified from time to time, this "Pledge Agreement") is dated as of December 16, 2005 and is by CARDINAL COMMUNICATIONS, INC. ("Cardinal") and SOVEREIGN PARTNERS, LLC ("Sovereign") (Cardinal and Sovereign are sometimes referred to herein collectively as "Pledgors"), on the one hand, in favor of Crestview Capital Master LLC ("Crestview") and The Elevation Fund, LLC ("Elevation") (Crestview and Elevation are sometimes referred to herein collectively as "Secured Party"), on the other hand.

STATEMENT OF PURPOSE

A. Simultaneously with the entering into of this Pledge Agreement, Cardinal and Sovereign have hypothecated one hundred percent (100%) of their membership interests in Millstone Development, LLC ("Millstone") to the Secured Party.

B. Pledgors have executed a Promissory Note in the original principal amount of Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00) in favor of Crestview (the "Note").

C. Pledgors have executed an additional Promissory Note in the original principal amount of Five Hundred and No/100 Dollars ($500,000.00) in favor of Crestview (collectively with the Note, the "Crestview Notes").

D. As a condition of entering into the Loan Agreement, the Secured Party has required that the Pledgors secure their obligations under the Crestview Notes pursuant to the terms of this Pledge Agreement.

Accordingly, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. Terms defined in the Loan Agreement and not otherwise defined herein shall have, as used herein, the respective meanings provided for therein.

Section 1.2 UCC Terms. Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the Texas Uniform Commercial Code shall have the meanings therein stated.

ARTICLE II

THE SECURITY INTERESTS

Section 2.1 The Security Interests. The Pledgors hereby pledge to the Secured Party, and grants to the Secured Party a security interest in the shares of stock and partnership interests comprising Pledgors' Interests and Pledgors' Limited Partnership Interests in Millstone

(the "Pledged Interests"). Pledged Interests shall also include without limitation all of Pledgors' right, title and interest in and to (i) all dividends or distributions arising from the Pledged Interests, payable thereon or distributable in respect thereof, whether in cash, property, stock or otherwise, and whether now or hereafter declared, paid or made, and the right to receive and receipt therefor, (ii) all Pledged Interests into which any of the Pledged Interests are split or combined; and (iii) all other rights with respect to the Pledged Interests; provided, however, that Secured Party hereby agrees that, if and so long as Pledgors shall not be in default under this Agreement, Pledgors shall have the right to vote, or to give any approval or consent in respect of, the Pledged Interests for all purposes not inconsistent with the provisions of this Agreement. Proceeds (as such term is defined under the Uniform Commercial Code as enacted by the State of Texas) from the sale of the Pledged Interests are also subject to this Agreement (but this shall not be construed to mean that Secured Party consents to any sale of the Pledged Interests).

Section 2.2 Security for Obligations. This Pledge Agreement secures the payment of (i) all amounts now or hereafter payable by the Pledgors to the Secured Party on the Crestview Notes and (ii) all obligations and liabilities now or hereafter payable by the Pledgors under, arising out of or in connection with this Pledge Agreement and/or the Loan Agreement (all such indebtedness, obligations and liabilities being herein called the "Obligations").

Section 2.3 Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, and accompanied in each case by any required transfer tax stamps, all in form and substance satisfactory to the Secured Party.

Section 2.4 Termination of Security Interests; Release of Pledged Interests. Upon the full and final payment and performance of all the Obligations, the security interests in the Pledged Interests shall terminate and all rights to the Pledged Interests shall revert to the Pledgors. In addition, at any time and from time to time prior to such termination of the security interests, the Secured Party may release any of the Pledged Interests. Upon any such termination of the security interests or any release of the Pledged Interests, the Secured Party will, at the Pledgors' expense, execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence the termination of the security interests or the release of the Pledged Interests.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Pledgors represent and warrant as follows:

Section 3.1 Contravention. The execution, delivery and performance by the Pledgors of this Pledge Agreement require no action by or in respect of, or filing with, any governmental body agency or official and do not contravene, or constitute (with or without the giving of notice or lapse of time or both) a default under, any provision of applicable law or of any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting the Pledgors or result in the creation or imposition of any lien (other than the lien of this Pledge Agreement) upon any of their respective assets.

Section 3.2 Binding Effect. This Pledge Agreement constitutes a valid and binding agreement of the Pledgors, enforceable against the Pledgors in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 3.3 Title to Pledged Interests. The Pledgors own all of the Pledged Interests free and clear of any liens or other restrictions other than the security interests granted hereby.

Section 3.4 Pledged Interests. All Pledged Interests have been duly authorized and validly issued, and are fully paid and non-assessable, and are subject to no options to purchase or similar rights of any person. The Pledgors are not and will not become a party to or otherwise bound by any agreement, other than this Pledge Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Interests with respect thereto.

ARTICLE IV

COVENANTS

The Pledgors agree that so long as any Obligation remains unpaid:

Section 4.1 Filing; Further Assurances. The Pledgors will execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Secured Party may request, in order to create, preserve, perfect or validate the security interests granted hereby or to enable the Secured Party to exercise and enforce its rights hereunder with respect to any of the Pledged Interests.

Section 4.2 Liens on Pledged Collateral. The Pledgors will not sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Interests or create or suffer to exist any lien (other than security interests in favor of the Secured Party) on any Pledged Interests. Pledgors will pay all costs necessary to obtain, preserve, defend, and enforce the security interest granted hereby, and to protect the Pledged Interests and the security interests of the Secured Party, including without limitation the payment of taxes, assessments, reasonable attorneys' fees, legal expenses and expenses of sale.

Section 4.3 Liquidation of Assets and other Limitations. The Pledgors will not sell or otherwise liquidate any of the assets and/or property referenced on the Schedule of Assets (herein so called) attached hereto as Exhibit "A" and incorporated herein by reference for all purposes. Pledgors further agree that they will not, and will not suffer any attempt to, circumvent the provisions of this paragraph by any means.

ARTICLE V

REMEDIES

Section 5.1 UCC Rights. If an Event of Default shall have occurred and be continuing, the Secured Party may in addition to all other rights and remedies granted to it in this Pledge Agreement and in any other agreement securing, evidencing or relating to the

Obligations, exercise (i) all rights and remedies of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and (ii) all other rights available to the Secured Party at law or equity.

Section 5.2 Application of Proceeds. The Pledgors expressly agree that if an Event of Default shall occur and be continuing, the Secured Party, without demand of performance or other demand or notice of any kind (except the notice specified below of the time and place of any public or private sale) to or upon the Pledgors or any other person (all of which demands and/or notices are hereby waived by the Pledgors), may forthwith (i) apply the cash, if any, then held in the Escrow Account and (ii) if there shall be no such cash or if such cash shall be insufficient to pay the Obligations in full, to collect, receive, appropriate and realize upon the Pledged Collateral and/or sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Pledged Collateral (or contract to do so) or any part thereof at public or private sale, at any office of the Secured Party or elsewhere in such manner as is commercially reasonable and, as the Secured Party may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party shall have the right upon any such public sale, and, if the Pledged Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, upon any such private sale or sales, to purchase the whole or any part of the Pledged Collateral so sold, and thereafter to hold the same, absolutely and free from any right or claim of any kind. To the extent permitted by applicable law, the Pledgors waive all claims, damages and demands against the Secured Party arising out of the foreclosure, repossession, retention or sale of the Pledged Collateral.

Section 5.3 Rights of Purchasers. Upon any sale of the Pledged Collateral (whether public or private) the Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Collateral so sold. Each purchaser (including the Secured Party) at any such sale shall hold the Pledged Collateral so sold absolutely, free from any claim or right of whatever kind, including any equity or right of redemption of the Pledgors who, to the extent permitted by law, hereby specifically waives all rights of redemption.

Section 5.4 Application of Moneys. The proceeds of any sale of, or other realization upon, all or any part of the Pledged Collateral shall be applied by the Secured Party in the following order of priority (the Pledgors remaining liable for any deficiency remaining unpaid after such application):

first, to payment of the expenses of such sale or other realization, including reasonable compensation to the Secured Party and its agents and counsel, and all expenses, liabilities and advances incurred or made by the Secured Party, its agents and counsel in connection therewith or in connection with the care, safekeeping or otherwise of any or all of the Pledged Collateral;

second, to payment of the Obligations; and

finally, any surplus then remaining shall be paid to the Pledgors, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be given to such party at its address set forth on the signature page hereof or to such other address as such party may hereafter specify for the purpose by notice to the other. Each such notice, request or other communication shall be effective (i) two days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means, when delivered at the address specified in this Pledge Agreement. Rejection or refusal to accept, or the inability to deliver because of a changed address of which no notice was given shall not affect the validity of notice given in accordance with this Pledge Agreement.

Section 6.2 Waivers, Non-Exclusive Remedies. No failure on the part of the Secured Party to exercise, and no delay in exercising, no course of dealing with respect to, any right under this Pledge Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right under this Pledge Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights of the Secured Party under this Pledge Agreement are cumulative and are not exclusive of any other remedies provided by law.

Section 6.3 Successors and Assigns. This Pledge Agreement is for the benefit of the Secured Party and its successors and assigns, and may not be transferred or assigned. This Pledge Agreement shall be binding upon the Pledgors and their successors and assigns.

Section 6.4 Amendments and Waivers. Any provision of this Pledge Agreement may be amended or waived, if, but only if, such amendment or waiver is in writing and is signed by the Pledgors and the Secured Party.

Section 6.5 Delivery and Governing Law. This Pledge Agreement has been delivered in Texas and shall be governed by and construed in accordance with the laws of the State of Texas, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than Texas are governed by the laws of such jurisdiction.

Section 6.6 Limitation by Law; Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

Section 6.7 Counterparts; Effectiveness. This Pledge Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Pledge Agreement shall become effective when the Secured Party shall have received counterparts hereof signed by itself and the Pledgors.

IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed as of the day and year first above written.

PLEDGORS:

Cardinal Communications, Inc.

By: ____________________

Sovereign Partners, LLC
By: ____________________

SECURED PARTY:

Crestview Capital Master, LLC

By: ____________________

The Elevation Fund, LLC

By: ____________________

PROMISSORY NOTE

Dallas, Texas
December 16, 2005

$750,000.00

FOR VALUE RECEIVED, Cardinal Communications, Inc., a Nevada corporation, and Sovereign Partners, LLC, Colorado limited liability company (collectively, the "Borrower"), promises to pay to Crestview Capital Master, LLC, a Delaware limited liability company and The Elevation Fund, LLC (collectively, the "Payee"), the principal sum of Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00), with interest from the date hereof, at the rate of ten percent (10%) per annum on the unpaid principal balance until paid or until default, both principal and interest payable in lawful money of the United States of America, at such place as the Payee may designate in writing. All past due installments of principal and, if permitted by applicable law, of interest shall bear interest at the highest lawful rate, or, if no such maximum rate is established by applicable law, then at the rate of eighteen percent (18%) per annum.

The full amount of principal and interest due under this note is due on the first business day one year after the date of its execution. The principal and interest shall be due and payable in quarterly payments drawn from the escrow account (the "Escrow Account") established and maintained with such title company as is acceptable to the Payee (the "Escrowee"). This Note may be prepaid in full or in part at any time without penalty or premium. Interest on the principal of this Note shall be calculated on the basis of a 365 day year.

The Borrower shall promptly deposit into the Escrow Account and/or shall direct the closing agent for the sale of any residential units ("Units") at Millstone to directly remit all payments due to Borrower from the sale of any Units at Millstone. Borrower shall implement procedures with Escrowee such that Escrowee shall not permit the removal of any Borrower funds from the Escrow Account without the express written consent of Payee and Borrower. Further, Escrowee shall enter into an agreement, in form and substance satisfactory to Payee, providing that (i) all funds received or deposited into the Escrow Account up to the $2,500,000.00 owed to Base Camp Clear Creek LLC pursuant to the terms of its Purchase Money Note with the Borrower shall be the sole property of Base Camp Clear Creek, LLC; (ii) eighty percent (80%) of all funds received or deposited into the Escrow Account exceeding the $2,500,000.00 payment owed to Base Camp Clear Creek LLC are the sole property of Payee until such time as the Payee has collected the $1,500,000.00 principal amount plus any interest amounts and fees owed and outstanding by the Borrower and (iii) the Escrowee has no lien upon, or right to setoff against, the Escrow Account, the items received for deposit therein, or the funds from time to time on deposit therein.

Each payment shall, unless otherwise provided, be applied first to payment of interest then accrued and due on the unpaid principal balance, with the remainder applied to unpaid principal.

Upon the occurrence of any Event of Default (as hereinafter defined) hereunder, the Payee may declare the remainder of the debt evidenced hereby immediately due and payable, whereupon such amounts shall become immediately due and payable. The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder:

(a) Borrower fails to pay the payment on this Note when due, and such failure shall continue for ten (10) days from receipt by Borrower of written notice of such failure, provided however, Payee shall not be required to give more than two (2) such notices and Borrower shall be entitled to more than two (2) such cure periods in any calendar year and provided that in

order to cure such default that Borrower shall be required to pay to Payee, in addition to the late payment, a late payment fee in the amount of 3% of the late payment ;

(b) Borrower files any voluntary petition seeking relief under federal bankruptcy law or under any other act or law related to insolvency or debtor relief, whether state or federal;

(c) the filing against Borrower of any involuntary petition seeking relief under federal bankruptcy law or under any other act or law related to insolvency or debtor relief, whether state or federal, if such petition is not dismissed within thirty (30) days of filing;

(d) a custodian, trustee, receiver or assignee for the benefit of creditors is appointed or takes possession of any of Borrower's assets; or

(e) any non-monetary default covered under subparagraph (a) above under the Purchase Agreement and such default is not cured within thirty (30) days after receipt by Borrower of a written notice of such default.

This obligation pursuant to this Note will be secured by the pledge of certain assets by Borrower to the Payee pursuant to the Pledge and Security Agreement of even date herewith.

All parties to this Note, including maker and any sureties, endorsers, or guarantors hereby waive protest, presentment, notice of dishonor, and notice of acceleration of maturity and agree to continue to remain bound for the payment of principal, interest and all other sums due under this Note notwithstanding any change or changes by way of release, surrender, exchange, modification or substitution of any security for this Note or by way of any extension or extensions of time for the payment of principal and interest; and all such parties waive all and every kind of notice of such change or changes and agree that the same may be made without notice or consent of any of them.

Following an Event of Default, the Payee may employ an attorney to enforce the Payee's rights and remedies and the maker, principal, surety, guarantor and endorsers of this Note hereby agree to pay to the holder reasonable attorneys' fees, plus all other reasonable expenses incurred by the Payee in exercising any of the Payee's rights and remedies. No delay on the part of the Payee of this Note in the exercise of any power or right under this Note, under the Pledge and Security Agreement or under any other instrument executed pursuant hereto shall operate as a waiver thereof, nor shall a single or partial exercise of any power or right preclude other or further exercise thereof or in the exercise of any other power or right. Enforcement by the Payee of this Note of any security for the payment hereof shall not constitute any election by it of remedies so as to preclude the exercise of any other remedy available to it.

All agreements between Borrower and the holder hereof, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand for payment or acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged or received by the holder hereof exceed the maximum amount permissible under applicable law. If, from any circumstances whatsoever, interest will otherwise be payable to the holder hereof in excess of the maximum lawful amount, the interest payable to the holder hereof shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the holder hereof shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted

by applicable law, be amortized, prorated, allocated and spread through the full period until payment in full of the principal (including the period of any renewal or extension hereof) so that the interest hereof for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between Borrower and the holder hereof.

All of the stipulations, promises, and agreements in this Note contained by or on behalf of Borrower and Payee shall bind its successors and assigns, whether so expressed or not, and shall inure to the benefit of the successors and assigns of Borrower and Payee.

This Note is to be governed and construed in accordance with the laws of the State of Texas.

IN WITNESS WHEREOF, the parties hereto have caused this Note to be executed as of the date first written above.

Cardinal Communications, Inc.

By: [signature]

Its: CEO

Sovereign Partners, LLC

By: [signature]

Its: LLC Manager

Crestview Capital Master, LLC

By: ______________________

____

____

The Elevation Fund, LLC

By: ______________________

____

____

CONSENT AGREEMENT

THIS CONSENT AGREEMENT (this "Agreement") is entered into as of the 14th day of December, 2005, among BASECAMP CLEAR CREEK, LLC, a Colorado limited liability company ("BaseCamp"), CRESTVIEW CAPITAL MASTERS, LLC, a Texas limited liability company ("Crestview"), CARDINAL COMMUNICATIONS, INC., a Colorado corporation ("Cardinal"), SOVEREIGN PARTNERS, LLC, a Colorado limited liability company ("Sovereign"), and MILLSTONE DEVELOPMENT, LLC, a Colorado limited liability company ("Millstone").

RECITALS

A. BaseCamp is the owner and holder of a Purchase Money Note dated December 16, 2004, made by Millstone to the order of BaseCamp in the original principal amount of $2,000,000, plus certain additional sums (the "BaseCamp Note"); the BaseCamp Note is secured by a Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents dated December 16, 2004 (the "BaseCamp Deed of Trust"), recorded on December 21, 2004 at Reception No. F2147301 in the records of the Clerk and Recorder of Jefferson County, Colorado.

B. Cardinal and Sovereign have made and delivered to Crestview, or will make and deliver to Crestview, two promissory notes in the aggregate principal amount of $1,500,000 (the "Crestview Notes"), evidencing loans made by Crestview to Cardinal and Sovereign; the security for the Crestview Notes will include a Pledge and Security Agreement (the "Pledge Agreement"), pursuant to which Cardinal and Sovereign will pledge to Crestview all of their respective membership interests in Millstone.

C. Under the terms of the BaseCamp Note, BaseCamp is entitled to receive from Millstone, for application against the indebtedness evidenced by the BaseCamp Note, all or a portion of the "Available Cash Flow" realized by Millstone, from time to time, as such term is defined and used in the BaseCamp Note (the "Available Cash Flow"); for greater certainty, a copy of the BaseCamp Note is attached hereto as **Exhibit A**.

D. Crestview, Cardinal, Sovereign and Millstone have agreed to join with BaseCamp in the execution of this Agreement for the purpose of confirming, among other things, that any right, title or interest of Crestview in and to the assets of Millstone, including any such right, title and interest arising by virtue of the Pledge Agreement, shall be and remain subject and subordinate to the rights of BaseCamp to receive payments of Available Cash Flow pursuant to the terms of the BaseCamp Note.

E. Subject to the terms and provisions of this Agreement, BaseCamp has agreed to provide its consent with respect to the execution and delivery of the Pledge Agreement by Cardinal and Sovereign.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration received by them, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Covenants and Agreements. Crestview, Cardinal, Sovereign and Millstone acknowledge, covenant and agree, for the benefit of BaseCamp, its successors and assigns, as follows:

(a) The provisions of this Agreement shall control over any inconsistent provisions in the Pledge Agreement or in any other instrument or document evidencing, securing or relating to the loans contemplated by the Crestview Notes, including, without limitation, the Convertible Debenture Loan Agreement referenced in Section 2 below.

(b) Crestview, Cardinal, Sovereign and Millstone, and their respective counsel, have reviewed the terms and provisions of the BaseCamp Note, and hereby acknowledge and agree that any right, title or interest of Crestview in and to the assets of Millstone, including any such right, title and interest arising by virtue of the Pledge Agreement, shall be and remain subject and subordinate to the rights of BaseCamp to receive payments of Available Cash Flow pursuant to the terms of the BaseCamp Note, and that the Available Cash Flow shall be paid to BaseCamp, to the extent set forth in the BaseCamp Note, for application against the indebtedness evidenced thereby. Without limitation: (i) 100% of the Available Cash Flow shall be paid to BaseCamp until such time as BaseCamp has been paid the Base Amount (which is defined in the BaseCamp Note to be the sum of $2,000,000); (ii) following BaseCamp's receipt of Available Cash Flow in an amount equal to the Base Amount, all payments of Available Cash Flow thereafter shall be paid in the manner contemplated by clauses (i) and (ii) of Section 2(a) of the BaseCamp Note; and (iii) payments of Available Cash Flow by Millstone to BaseCamp shall be made at the times specified in Section 2(a) of the BaseCamp Note, and shall be applied against the indebtedness evidenced by the BaseCamp Note in the manner specified in Section 6 thereof. In no event shall there be any offset or reduction in any payments of Available Cash Flow to BaseCamp arising by virtue of any claim made or asserted by Crestview (or its successors-in-interest to the Crestview Note) against Cardinal, Sovereign or Millstone.

(c) The BaseCamp Note and the BaseCamp Deed of Trust evidence and secure a valid and enforceable indebtedness of Millstone to BaseCamp. It is understood and agreed that BaseCamp, as the holder of such indebtedness, shall have all rights provided under the terms of the BaseCamp Note and the BaseCamp Deed of Trust, or otherwise permitted by law, in the event of any failure of Millstone to pay to BaseCamp any sum required under the provisions of the BaseCamp Note.

(d) The following legend shall be placed on the first page of each of the Crestview Notes:

THIS PROMISSORY NOTE AND THE SECURITY THEREFOR (INCLUDING, WITHOUT LIMITATION, THE PLEDGE AND SECURITY AGREEMENT OF EVEN DATE HEREWITH) ARE SUBJECT TO THE PROVISIONS AND LIMITATIONS SET FORTH IN THE CONSENT AGREEMENT OF EVEN DATE HEREWITH AMONG BASECAMP CLEAR CREEK, LLC, CRESTVIEW CAPITAL MASTERS, LLC, CARDINAL COMMUNICATIONS, INC., SOVEREIGN PARTNERS, LLC AND MILLSTONE DEVELOPMENT, LLC.

2. Convertible Debenture Loan Agreement. In connection with the loans evidenced by the Crestview Notes, Cardinal, Sovereign and Crestview are entering into a Convertible Debenture Loan Agreement. In connection therewith, Cardinal, Sovereign and Crestview acknowledge and agree that BaseCamp and its managers and members, are hereby added as additional beneficiaries of the indemnities set forth in Sections 5.18 and 8.07 of the Convertible Debenture Loan Agreement.

3. Representations. Crestview, Cardinal, Sovereign and Millstone represent to BaseCamp that each of them is duly authorized to enter into, execute and perform this Agreement in accordance with its terms, and that this Agreement constitutes the valid and binding agreement of each of such parties, enforceable against each of such parties in accordance with its terms.

4. Consent. Subject to the terms and provisions of this Agreement, BaseCamp hereby consents to the execution and delivery of the Pledge Agreement by Cardinal and Sovereign.

5. Notices. Any notice required or permitted to be given hereunder shall be in writing and will be deemed given (a) upon personal delivery, (b) on the first business day after receipt of delivery to a courier service which guaranties next business day delivery, (c) on receipt if mailed by registered or certified United States Mail, postage prepaid, in any case to the appropriate party at its address set forth below, or (d) upon confirmed transmission by telecopier to the telecopy number set forth below:

If to BaseCamp:	BaseCamp Clear Creek, LLC 1553 Platte Street, Suite 208 Denver, Colorado 80202 Attention: Gary P. McDaniel Telephone: (303) 468-0521 Facsimile: (303) 468-0525

If to Crestview:	Crestview Capital Masters, LLC 95 Revere Drive, Suite A Northbrook, Illinois 60062 Attention: Stewart Flink Telephone: (847) 418-8302 Facsimile: (847) 559-5807
If to Cardinal:	Cardinal Communications, Inc. 390 Interlocken Crescent, Suite 900 Broomfield, Colorado 80021 Attention: Ed Garneau Telephone: (303) 285-5379 Facsimile: (303) 465-3150
If to Sovereign:	Sovereign Partners, LLC 390 Interlocken Crescent, Suite 900 Broomfield, Colorado 80021 Attention: Ed Garneau Telephone: (303) 285-5379 Facsimile: (303) 465-3150
If to Millstone:	Millstone Development, LLC 390 Interlocken Crescent, Suite 900 Broomfield, Colorado 80021 Attention: Ed Garneau Telephone: (303) 285-5379 Facsimile: (303) 465-3150

Any party may change such party's address for notices or copies of notices by giving notice to the other party in accordance with this section.

6. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon each of the parties hereto and their respective successors and assigns.

7. Attorneys' Fees. If any legal proceeding is commenced to enforce or interpret any provision of this Agreement, the prevailing party in such proceeding shall be entitled to recover, in addition to all other remedies or damages, its reasonable attorneys' fees and expenses.

8. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Colorado.

9. Counterparts; Facsimile Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed a duplicate original. Facsimile signatures hereon shall be deemed original signatures for all purposes.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

BASECAMP:

BASECAMP CLEAR CREEK, LLC, a
Colorado limited liability company

By: [signature]
Name: [handwritten] McDaniel
Title: [handwritten]

CRESTVIEW:

CRESTVIEW CAPITAL MASTERS, LLC, a
Texas limited liability company

By:________________
Name:________________
Title:________________

CARDINAL:

CARDINAL COMMUNICATIONS, INC., a
Colorado corporation

By: [signature]
Name: Ed Garneau
Title: CEO

SOVEREIGN:

SOVEREIGN PARTNERS, LLC, a
Colorado limited liability company

By: [signature]
Name: Ed Garneau
Title: LLC Manager

MILLSTONE:

MILLSTONE DEVELOPMENT, LLC, a
Colorado limited liability company

By:______________________________
Name:____________________________
Title:_____________________________

EXHIBIT A

BASECAMP NOTE

PURCHASE MONEY NOTE

$2,000,000, plus certain additional sums

December 16, 2004

FOR VALUE RECEIVED, and at the times hereinafter specified, MILLSTONE DEVELOPMENT, LLC, a Colorado limited liability company ("Maker"), whose address is 140 East 19th Avenue, Suite 500, Denver, Colorado 80203, hereby promises to pay to the order of BASECAMP CLEAR CREEK LLC, a Colorado limited liability company (hereinafter referred to, together with each subsequent holder hereof, as "Holder"), at 1553 Platte Street, Suite 208, Denver, Colorado 80202, or at such other address as may be designated from time to time hereafter by any Holder, the amounts described herein, in lawful money of the United States of America.

1. Certain Definitions.

(a) The following terms shall have the meanings ascribed to such terms in this Section 1:

"Additional Amount" means all amounts payable by Maker pursuant to this Note in excess of the Base Amount.

"Applicable Federal Rate" means the "Federal long-term rate" as of the date of this Note for a promissory note having a term of the same duration as the term of this Note, as described in Internal Revenue Code § 1274(d)(1)(A).

"Available Cash Flow" means, for any specified period of time, the amount, if any, by which Cash Flow realized by Maker during such period exceeds Tax Distributions made by Maker during such period.

"Base Amount" means $2,000,000.

"Business Day" means any day other than a Saturday, Sunday or other day which commercial banks are generally required to be closed under the laws of the State of Colorado.

"Cash Flow" means the amount, if any, by which the Gross Revenues realized by Maker during any specified period of time exceed the sum of (1) Expenses incurred by Maker during such period, but excluding Expenses which are paid from Reserves for which a deduction has previously been taken, and (2) Reserves established by Maker during such period, but only to the extent that no deduction has previously been taken for such Reserves in the calculation of Cash Flow, and (3) the aggregate amount of any payments made during such period by Maker to Holder pursuant to this Note which are attributable to the Cash Flow realized by Maker during such period; provided, however, that payments made during such period by Maker to Holder pursuant to this Note that are attributable to the Cash Flow realized by Maker during any prior period of time shall not be included for purposes of this clause (3).

"Deed of Trust" means that certain Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents of even date herewith granted by Maker for the benefit of the named Holder hereof, encumbering certain property in Jefferson County, Colorado.

"Event of Default" has the meaning ascribed to such term in Section 10 of this Note.

"Expenses" means all reasonable expenses, costs of capital improvements to the Property, and all other expenditures actually incurred by Maker, during a specified period of time in connection with the ownership, operation, development and sale of the Property, determined on an accrual basis in accordance with generally accepted accounting principles consistently applied; provided, however, that Expenses shall not include any of the following: (1) depreciation, amortization, and other non-cash charges, (2) fees paid to Maker or any affiliate of Maker other than (i) a construction management fee in an amount equal to 5.0% of the actual hard construction costs of the Improvements (as defined in the Deed of Trust) and, (ii) reasonable and customary commissions and fees payable to Maker or affiliates of Maker which are not in excess of or in addition to the commissions and fees that would be paid to an unrelated third party under normal and customary practices in the same market area, so long as the aggregate amount of all commissions and fees paid by Maker do not exceed normal and customary practices in the same market area, (3) costs of capital improvements to the Property not approved by Holder pursuant to the Deed of Trust, and (4) payments made by Maker to Holder pursuant to this Note.

"Gross Revenues" means all gross income, rents, issues, profits, revenues, proceeds of insurance, proceeds of any financing, proceeds of any sale or other transfer of any portion of the Property, condemnation awards, interest, sums released from any Reserve for which a deduction was previously taken in the calculation of Cash Flow, contributions to Maker by its members, and other cash of whatever form or nature, received by or paid to or for the account of or benefit of Maker from any and all sources, determined on an accrual basis in accordance with generally accepted accounting principles consistently applied.

"Maturity Date" means the earlier of the date upon which Maker sells, transfers, conveys or otherwise disposes of its then remaining interests in the Property, or December 16, 2011, the seventh (7th) anniversary of the date of this Note.

"Note" means this purchase money note.

"Property" means the real property encumbered by the Deed of Trust.

"Reserves" means cash reserves established from time to time by Maker for the payment of future accruing Expenses. Holder's prior written consent shall be required with respect to the purpose and amount of any Reserves, but such approval shall not be withheld so long as Maker can demonstrate that Gross Revenues over the ensuing six-month period are reasonably forecasted to be insufficient for the payment of Expenses which will be due and payable during such six-month period.

"Senior Lender" means Horizon Bank, N.A., and its successors and assigns, or the holder of any other loan to which Holder has subordinated the lien of the Deed of Trust pursuant to Article 10 of the Deed of Trust.

"Senior Loan" means that certain loan in the maximum principal amount of $4,767,044 made by Senior Lender to Maker, or any other loan to which Holder has subordinated the lien of the Deed of Trust pursuant to Article 10 of the Deed of Trust.

"Senior Loan Documents" means those certain documents executed and delivered by Maker which evidence and secure the Senior Loan.

"Tax Distributions" means distributions made from time to time by Maker to the members of Maker for the purpose of paying federal and state income taxes on the taxable income of Maker allocable to such members; provided, however, in no event shall the Tax Distributions exceed the actual amount of federal and state income tax incurred by the members of Maker for then current periods with respect to allocations of income to such members from Maker (and taking into account any allocations of losses which offset such allocations of income).

(b) Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Deed of Trust.

2. Payments.

(a) Maker shall make payments of principal and interest to Holder commencing on April 1, 2005, and on the first (1st) day of each July, October, January and April thereafter (each a "Payment Date"). Until such time as Maker has paid Holder an aggregate amount equal to the Base Amount pursuant to this Note, the amount of each payment shall be an amount equal to 100% of Available Cash Flow calculated for the calendar quarter immediately prior to the applicable Payment Date (except for the first such payment which shall be in an amount equal to 100% of the Available Cash Flow for the period beginning on the date of this Note and ending on the last day of the calendar month immediately preceding such Payment Date). From and after the time when Holder has been paid an aggregate amount equal to the Base Amount, (i) on each ensuing Payment Date, Holder shall be paid 100% of the Available Cash Flow calculated for the preceding calendar quarter until such time as the aggregate payments to Holder in accordance with this clause (i) are equal to 25% of all Tax Distributions since the date of this Note, and (ii) thereafter, on each Payment Date, Holder shall be paid an amount equal to 20% of Cash Flow calculated for the preceding calendar quarter.

(b) All payments made by Maker pursuant to Section 2(a) above shall be applied against the indebtedness evidenced by this Note as provided in Section 6 hereof.

(c) Whenever any payment to be made under this Note shall be stated to be due on a day which is not a Business Day, such payment may be made on the next succeeding Business Day.

(d) The entire unpaid balance of the Base Amount shall be due and payable on the Maturity Date; provided, however, that if Maker holds any interest in the Property as of the Maturity Date, the maturity of the unpaid balance of the Base Amount shall not discharge or limit, in any way, Maker's obligation to pay the Additional Amount and this Note shall remain in full force and effect with respect to Maker's obligations to pay the Additional Amount pursuant to the terms of this Note.

3. Interest. All payments hereunder shall be deemed to include imputed interest at the Applicable Federal Rate on the amount outstanding from time to time under this Note.

4. Prepayment. Maker may prepay the Base Amount in whole or in part at any time; provided, however, that Maker may not prepay the Additional Amount in whole or in part.

5. Late Charges. Maker shall pay Holder a late charge equal to five percent (5%) of any amounts due under this Note in the event any such amount is not paid within ten (10) days after the same is due.

6. Application of Payments. All payments hereunder shall be applied first to the payment of late charges, if any, then to the repayment of any sums advanced by Holder for the payment of any insurance premiums, taxes, assessments, or other charges against the property securing this Note pursuant to the Deed of Trust (together with interest thereon), then to the payment of accrued and unpaid interest, and then to the reduction of principal.

7. Immediately Available Funds. Payments under this Note shall be payable in immediately available funds without setoff, counterclaim or deduction of any kind.

8. Security. This Note is secured by the Deed of Trust.

9. Financial Reporting and Audit Rights.

(a) Together with each payment made by Maker hereunder, and in any event within twenty (20) days after the end of each calendar quarter, Maker shall deliver to Holder an operating statement of Maker certified by the chief financial officer of Maker, which shall show, among other things, the Gross Revenues, Expenses, Reserves, Cash Flow, Available Cash Flow and Tax Distributions for the most recent calendar quarter.

(b) Within ninety (90) days after the end of each calendar year, Maker shall deliver to Holder: (1) a copy of a detailed operating statement of the Maker for the prior calendar year, prepared and certified by the chief financial officer of Maker, which shall contain, in reasonable detail and in a format approved by Holder, the same items which are to be covered by Maker's statements described above for the entire calendar year, as well as all data necessary for the calculation of any such amounts; and (2) financial statements and schedules, including a balance sheet and statement of operations for the Maker for such calendar year, all of which shall be certified by the chief financial officer of Maker.

(c) Holder may notify Maker within sixty (60) days after receipt of any operating statement that Holder disputes any computation or item contained in any portion of such operating statement. In the event Holder so notifies Maker, the parties shall meet and attempt in good faith to resolve such disputed items. If the parties are unable to resolve such disputed items between themselves within sixty (60) days after such notice is received by Maker, the dispute shall be decided by an independent certified public accountant selected by Holder and reasonably satisfactory to Maker. The decision of such accountant shall be final. The fees of such accountant shall be paid by Holder unless such review shall indicate that the computation resulted in an underpayment of the amounts due hereunder by more than two percent (2%) in any instance, in which case Maker shall pay all such fees. Maker shall pay any additional amount due to Holder within ten (10) days after the resolution of such dispute.

10. Event of Default. In the event Maker shall (a) fail to timely pay any sum due hereunder, and such failure shall continue for a period of five (5) days following written notice thereof from Holder to Maker, or (b) fail to perform any other obligation hereunder, and such failure continues for a period of fifteen (15) days following written notice thereof from Holder to Maker (provided, however, that if any such failure, by its nature, cannot be cured within fifteen (15) days, Maker shall have up to an additional one hundred eighty (180) days to cure such failure provided that Maker commences to cure such failure within the initial fifteen (15) day period and thereafter continuously and diligently prosecutes such cure to completion), any such failure shall constitute an "Event of Default" hereunder and under the Deed of Trust, and any Event of Default under the Deed of Trust shall constitute an Event of Default hereunder.

11. Acceleration. Upon the occurrence of any Event of Default, at the option of Holder, the entire unpaid balance of the Base Amount shall become at once due and payable without notice or demand; provided, however, that Holder's election to accelerate the unpaid balance of the Base Amount shall not discharge or limit, in any way, Maker's obligations to pay the Additional Amount and this Note shall remain in full force and effect with respect to Maker's obligations to pay the Additional Amount pursuant to the terms of this Note.

12. Conditions Precedent. Maker hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Note, and to constitute this Note the legal, valid and binding obligation of Maker which is enforceable in accordance with the terms hereof, have been done and performed and happened in due and strict compliance with all applicable laws.

13. Certain Waivers and Consents. Maker and all parties now or hereafter liable for the payment hereof, primarily or secondarily, directly or indirectly, and whether as endorser, guarantor, surety, or otherwise, hereby severally (a) waive presentment, demand, protest, notice of protest and/or dishonor, and all other demands or notices of any sort whatever with respect to this Note, (b) consent to impairment or release of collateral, extensions of time for payment, and acceptance of partial payments before, at, or after maturity, (c) waive any right to require Holder to proceed against any security for this Note before proceeding hereunder, (d) waive diligence in the collection of this Note or in filing suit on this Note, and (e) agree to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred in the

collection of this Note or any part thereof or in preserving, securing possession of, and realizing upon any security for this Note.

14. Usury Savings Clause. The provisions of this Note and of all agreements between Maker and Holder are, whether now existing or hereafter made, hereby expressly limited so that in no contingency or event whatever, whether by reason of acceleration of the maturity hereof, prepayment, demand for payment or otherwise, shall the amount paid, or agreed to be paid, to Holder for the use, forbearance, or detention of the principal hereof or interest hereon, which remains unpaid from time to time, exceed the maximum amount permissible under applicable law, it particularly being the intention of the parties hereto to conform strictly to Colorado and Federal law, whichever is applicable. If from any circumstance whatever, the performance or fulfillment of any provision hereof or of any other agreement between Maker and Holder shall, at the time performance or fulfillment of such provision is due, involve or purport to require any payment in excess of the limits prescribed by law, then the obligation to be performed or fulfilled is hereby reduced to the limit of such validity, and if from any circumstance whatever Holder should ever receive as interest an amount which would exceed the highest lawful rate, the amount which would be excessive interest shall be applied to the reduction of the principal balance owing hereunder (or, at Holder's option, be paid over to Maker) and shall not be counted as interest. To the extent permitted by applicable law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of this Note, all interest at any time contracted for, charged, or received from Maker in connection with this Note and all other agreements between Maker and Holder, so that the actual rate of interest on account of the indebtedness represented by this Note is uniform throughout the term hereof.

15. Severability. If any provision hereof or of any other document securing or related to the indebtedness evidenced hereby is, for any reason and to any extent, invalid or unenforceable, then neither the remainder of the document in which such provision is contained, nor the application of the provision to other persons, entities, or circumstances, nor any other document referred to herein, shall be affected thereby, but instead shall be enforceable to the maximum extent permitted by law.

16. Transfer of Note. Each provision of this Note shall be and remain in full force and effect notwithstanding any negotiation or transfer hereof and any interest herein to any other Holder or participant. Without limitation on the generality of the foregoing, Holder shall not sell, transfer or assign all or any portion of its interest in this Note to any person or entity which is not controlled by or under common control with Holder without obtaining the prior written consent of Maker, which consent shall not be unreasonably withheld, conditioned or delayed.

17. Governing Law. Regardless of the place of its execution, this Note shall be construed and enforced in accordance with the laws of the State of Colorado.

18. Time of Essence. Time is of the essence of this Note.

19. Remedies Cumulative. The remedies provided to Holder in this Note and the Deed of Trust are cumulative and concurrent and may be exercised singly, successively or

together against Maker, the Property, and other security, or any guarantor of this Note, at the sole and absolute discretion of the Holder.

20. No Waiver. Holder shall not by any act or omission be deemed to waive any of its rights or remedies hereunder unless such waiver is in writing and signed by the Holder and then only to the extent specifically set forth therein. A waiver of one event shall not be construed as continuing or as a bar to or waiver of any right or remedy granted to Holder hereunder in connection with a subsequent event.

21. Joint and Several Obligation. If Maker is more than one person or entity, then (a) all persons or entities comprising Maker are jointly and severally liable for all of the Maker's obligations hereunder; (b) all representations, warranties, and covenants made by Maker shall be deemed representations, warranties, and covenants of each of the persons or entities comprising Maker; (c) any breach or Event of Default by any of the persons or entities comprising Maker hereunder shall be deemed to be a breach or Event of Default of Maker; and (d) any reference herein contained to the knowledge or awareness of Maker shall mean the knowledge or awareness of any of the persons or entities comprising Maker.

22. WAIVER OF JURY TRIAL. MAKER AND HOLDER KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS NOTE, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR THE DEED OF TRUST, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO OR TO THE DEED OF TRUST. THIS PROVISION IS A MATERIAL INDUCEMENT FOR MAKER AND HOLDER TO ENTER INTO THE LOAN TRANSACTION EVIDENCED BY THIS NOTE.

23. No Offsets. Maker absolutely and unconditionally waives any right to assert any offset against or any claim for reduction in the indebtedness evidenced by this Note. Without limitation, the provisions of this Section 23 shall apply to any claim arising in connection with Maker's purchase of the Property from Holder, and, for greater certainty, it is understood and agreed by Maker that no claim or offset arising out of such purchase transaction shall ever constitute a basis for reducing any payment of principal or interest due hereunder.

IN WITNESS WHEREOF and intending to be legally bound, Maker has duly executed this Note as of the date first above written.

MILLSTONE DEVELOPMENT, LLC,
a Colorado limited liability company

By: ______________________
Name: Edouard Garneau
Title: Manager

CONVERTIBLE DEBENTURE LOAN AGREEMENT

by and between

CARDINAL COMMUNICATIONS, INC.

and its wholly-owned Subsidiary:

Sovereign Partners, LLC

***all as Co-Borrowers* and**

AND

CRESTVIEW CAPITAL MASTER, LLC

AND

THE ELEVATION FUND, LLC.

As Lenders

This Convertible Debenture Loan Agreement (the "Loan Agreement") is entered into as of December 16, 2005, by and between Cardinal Communications, Inc. (a Nevada corporation) and its Subsidiary Sovereign Partners, LLC, (a Colorado limited liability company), all as co-borrowers (collectively hereinafter referred to as "Borrower") and Crestview Capital Master, LLC (a Texas limited liability company) ("Crestview") and The Elevation Fund, LLC, together with any assignees or successors in interest (collectively referred to as "Lenders").

WITNESSETH:

WHEREAS, Borrower is indebted to Crestview pursuant to certain promissory note dated December __, 2005, in the original principal amount of SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($750,000.00), with interest on the principal balance from time to time remaining at the rate of ten percent (10%) per annum, computed on the basis of a 365-day year and pursuant to certain promissory note dated Dec. 16, 2005, in the original principal amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00), with interest on the principal balance from time to time remaining at the rate of ten percent (10%) per annum, computed on the basis of a 365-day year (the "Notes");

WHEREAS, Borrower has requested that Lenders modify the terms of the indebtedness represented by the Notes to allow the conversion of up to forty percent (40%) of the indebtedness into the common stock of the Cardinal Communications, Inc. as herein provided and Lenders are willing to furnish such to Borrower upon the terms and subject to the conditions and for the considerations hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

ARTICLE I - DEFINTTION OF TERMS

Section 1.01. Definitions.

For the purposes of this Loan Agreement, unless the context otherwise requires, the following terms shall have the respective meanings assigned to them in this Article I or in the section or recital referred to below:

"**Affiliate**" with respect to any Person shall mean (i) any person directly or indirectly owning, controlling or holding power to vote 10% or more of the outstanding voting securities of any Person; (ii) any person, 10% or

more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by any Person; (iii) any person directly or indirectly controlling, controlled by or under common control with any Person; (iv) any officer, director or partner of any Person; and (v) if a Person is an officer, director or partner, any company for which any Person acts in such capacity. For purposes of this Agreement, any partnership of which any Person is a general partner, or any joint venture in which any Person is a joint venturer, is an Affiliate of each Person.

"**Capital Expenditure**" shall mean an expenditure for assets that will be used in years subsequent to the year in which the purchase is made and which asset is properly classifiable in financial statements as equipment, real property or improvements, or similar type of capitalized asset.

"**Capital Lease**" shall mean any lease of property, real or personal, which is in substance a financing lease and which would be capitalized on a balance sheet of the lessee, including without limitation, any lease under which (i) such lessee will have an obligation to purchase the property for a fixed sum, (ii) an option to purchase the property at an amount less than a reasonable estimate of the fair market value of such property as of the date such lease is executed, or (iii) the term of the lease approximates or exceeds the expected useful life of the property leased thereunder.

"**Consolidated Subsidiaries**" shall mean those corporations of which 50% or more of the voting stock is owned by Borrower and their financial statements are consolidated with those of the Borrower.

"**Conversion**" or "**Conversion Rights**" shall mean exchange of, or the rights to exchange, the Principal Amount of the loan, or any part thereof, for Borrower's fully paid and non assessable common stock on the terms and conditions as provided herein.

"**Common Stock**" shall mean Cardinal Communications, Inc., common stock, $0.0001 par value.

"**Debtor Laws**" shall mean all applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization or similar laws from time to time in effect affecting the rights of creditors generally.

"**Default**" shall mean any of the events specified in Article VIII.

"**Dividends**", in respect of any corporation, shall mean (i) cash distributions or any other distributions on, or in respect of, any class of capital stock of such corporation, except for distributions made solely in shares of stock of the same class, and (ii) any and all funds, cash and other payments made in respect of the redemption, repurchase or acquisition of such stock, unless such stock shall be redeemed or acquired through the exchange of such stock with stock of the same class.

"**ERISA**" shall mean the Employee Retirement Income Security Act, as amended, together with all regulations issued pursuant thereto.

"**GAAP**" shall mean generally accepted accounting principles applied on a consistent basis, set forth in the Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, or their successors, which are applicable in the circumstances as of the date in question. The requisite that such principles be applied on a consistent basis shall mean that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period.

"**Governmental Authority**" shall mean any government (or any political subdivision or jurisdiction thereof), court, bureau, agency or other governmental authority having jurisdiction over Borrower or a Subsidiary or any of its or their business, operations or properties.

"**Guaranty**" of any Person shall mean any contract, agreement or understanding of such Person pursuant to which such Person in effect guarantees the payment of any indebtedness of any other Person (the "Primary Obligor") in any manner, whether directly or indirectly, including without limitation agreements: (i) to purchase

such indebtedness or any property constituting security therefor; (ii) to advance or supply funds primarily for the purpose of assuring the holder of such indebtedness of the ability of the Primary Obligor to make payment; or (iii) otherwise to assure the holder of the indebtedness of the Primary Obligor against loss in respect thereof, except that "Guaranty" shall not include the endorsement by Borrower or a Subsidiary in the ordinary course of business of negotiable instruments or documents for deposit or collection.

"**Holder**" shall mean the owner of Registerable Securities.

"**Indebtedness**" shall mean, with respect to any Person, the following indebtedness, obligations and liabilities of such Person: (i) all "liabilities" that would be reflected on a balance sheet of such Person; (ii) all obligations of such Person in respect of any Guaranty; (iii) all obligations of such Person in respect of any Capital Lease, (iv) all obligations, indebtedness and liabilities secured by any lien or any security interest on any property or assets of such Person; and (v) all preferred stock of such Person which is subject to a mandatory redemption requirement, valued at the greater of its involuntary redemption price or liquidation preference plus accrued and unpaid dividends.

"**Investment**" in any Person shall mean any investment, whether by means of share purchase, loan, advance, extension of credit, capital contribution or otherwise, in or to such Person, the Guaranty of any indebtedness of such Person, or the subordination of any claim against such Person to other indebtedness of such Person; provided however, that "Investment" shall not include (i) any demand deposits in a duly chartered state or national bank or other cash equivalent investments (ii) any loans permitted by Section 6.12, or (iii) any acquisitions of equity in any other Person.

"**IRS Code**" shall mean the Internal Revenue Code of 1986, as amended, together with all regulations issued thereunder.

"**Lien**" shall mean any lien, mortgage, security interest, tax lien, pledge, encumbrance, conditional sale or title retention arrangement, or any other interest in property designed to secure the repayment of indebtedness, whether arising by agreement or under any statute or law, or otherwise.

"**Loan**" shall mean the money lent to Borrower pursuant to this Loan Agreement, along with any accrued interest thereon.

"**Loan Closing**" or "**Loan Closing Date**" shall mean the initial disbursement of Loan funds which shall occur on a date 15 days from the date hereof or such earlier date on which Borrower requests, and Lenders approve, as the date at which the initial advance of the Loan funds shall be consummated, provided that such date may be mutually extended beyond 15 days, but only by written agreement of the parties hereto.

"**Loan Documents**" shall mean this Loan Agreement and any other agreements or documents (and with respect to this Loan Agreement, and such other agreements and documents, any amendments or supplements thereto or modifications thereof) executed or delivered pursuant to the terms of this Loan Agreement.

"**Material Adverse Effect**" or "**Material Adverse Change**" shall mean any change, factor or event that shall (i) have a material adverse effect upon the validity, performance or enforceability of any Loan Documents, (ii) have a material adverse effect upon the financial condition or business operations of Borrower or any Subsidiaries, (iii) have a material adverse effect upon the ability of the Borrower to fulfill its obligations under the Loan Documents, or (iv) any event that causes an Event of Default or which, with notice or lapse of time or both, could become an Event of Default.

"**Obligation**" shall mean: (i) all present and future indebtedness, obligations and liabilities of Borrower to Lenders arising pursuant to this Loan Agreement, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, joint, several, or joint and several; (ii) all present and future indebtedness, obligations and liabilities of Borrower to Lenders arising pursuant to or represented by the Debentures and all interest accruing thereon, and reasonable attorneys' fees incurred in the enforcement or collection thereof; (iii) all present and future indebtedness, obligations and liabilities of Borrower and any Subsidiary evidenced by or

arising pursuant to any of the Loan Documents; (iv) all costs incurred by Lenders, including but not limited to reasonable attorneys' fees and legal expenses related to this transaction; and (v) all renewals, extensions and modifications of the indebtedness referred to in the foregoing clauses, or any part thereof "Permitted Liens" shall mean: (i) Liens (if any) granted to Lenders to secure the Obligation; (ii) pledges or deposits made to secure payment of worker's compensation insurance (or to participate in any fund in connection with worker's compensation insurance), unemployment insurance, pensions or social security programs; (iii) Liens imposed by mandatory provisions of law such as for landlord's, materialmen's, mechanics', warehousemen's and other like Liens arising in the ordinary course of business, securing Indebtedness whose payment is not yet due; (iv) Liens for taxes, assessments and governmental charges or levies imposed upon a Person or upon such Person's income or profits or property, if the same are not yet due and payable or if the same are being contested in good faith and as to which adequate cash reserves have been provided or if an extension is obtained with respect thereto; (v) Liens arising from good faith deposits in connection with tenders, leases, real estate bids or contracts (other than contracts involving the borrowing of money), pledges or deposits to secure public or statutory obligations and deposits to secure (or in lieu of) surety, stay, appeal or customs bonds and deposits to secure the payment of taxes, assessments, customs duties or other similar charges; (vi) encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, provided that such items do not materially impair the use of such property for the purposes intended, and none of which is violated by existing or proposed structures or land use; (vii) mortgages, financing statements, equipment leases or other encumbrances incurred in connection with the acquisition of property or equipment or the replacement of existing property or equipment, provided that such liens shall be limited to the property or equipment then being acquired; and (viii) Liens arising from standard bank revolving working capital financing secured by inventory, receivables, or general assets of the Borrower.

"**Person**" shall include an individual, a corporation, a joint venture, a general or limited partnership, a trust, an unincorporated organization or a government or any agency or political subdivision thereof "Plan" shall mean an employee benefit plan or other plan maintained by Borrower for employees of Borrower and/or any Subsidiaries and covered by Title IV of ERISA, or subject to the minimum funding standards under Section 412 of the Internal Revenue Code of 1986, as amended.

"**Principal Amount**" shall mean, as of any time, the then aggregate outstanding face amount of the Debentures after any conversions or redemptions and after giving effect to any installment payments received by Lenders.

"**Registerable Securities**" shall mean (i) the Common Stock issued upon Conversion of the Debentures, or (ii) any Common Stock issued upon Conversion of the Debentures or exercise of any warrant, right or other security which is issued with respect to the Common Stock referred to in clause (i) and (ii) above by way of stock dividend; any other distribution with respect to or in exchange for, or in replacement of Common Stock; stock split; or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; excluding in all cases, however, any Registerable Security that is not a Restricted Security and any Registerable Securities sold or transferred by a person in a transaction in which the rights under this Loan Agreement are not assigned.

"**Registerable Securities Then Outstanding**" shall mean an amount equal to the number of Registerable Securities outstanding which have been issued pursuant to the Conversion of the Debentures.

"**Rentals**" of any Person shall mean, as of any date, the aggregate amount of the obligations and liabilities (including future obligations and liabilities not yet due and payable) of such Person to make payments under all leases, subleases and similar arrangements for the use of real, personal or mixed property, other than leases which are Capital Leases.

"**Restricted Security**" shall mean a security that has not been (i) registered under the 1933 Act or (ii) distributed to the public pursuant to Rule 144 (or any similar provisions that are in force) under the 1933 Act.

"**SEC**" shall mean the Securities and Exchange Commission.

"**1933 Act**" shall refer to the Securities Act of 1933, as amended.

"**1934 Act**" shall refer to the Securities Exchange Act of 1934, as amended.

"**Solvent**" shall mean, with respect to any Person on a particular date, that on such date: (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person; (ii) the present fair salable value, in the ordinary course of business, of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business; (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

"**Subordinated Debt**" shall mean any indebtedness of the Borrower or any Subsidiaries, now existing or hereafter incurred, which indebtedness is, by its terms, junior in right of repayment to the payment of the Debentures.

"**Subsidiary**" shall mean any corporation whether now existing or hereafter acquired of which fifty percent (50%) or more of the Voting Shares are owned, directly or indirectly, by Borrower.

"**Voting Shares**" of any corporation shall mean shares of any class or classes (however designated) having ordinary voting power for the election of at least a majority of the members of the Board of Directors (or other governing bodies) of such corporation, other than shares having such power only by reason of the happening of a contingency.

Section 1.02. Other Definition Provisions.

(a) All terms defined in this Loan Agreement shall have the above-defined meanings when used in any other Loan Documents, certificate, report or other document made or delivered pursuant to this Loan Agreement, unless the context therein shall otherwise require.

(b) Defined terms used herein in the singular shall import the plural and vice versa.

(c) The words "hereof," "herein," "hereunder" and similar terms when used in this Loan document shall refer to this Loan Agreement as a whole and not to any particular provision of this Loan Agreement.

(d) References to financial statements and reports shall be deemed to be a reference to such statements and reports prepared in accordance with GAAP recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board which principles are consistently applied, on the basis used by Borrower in prior years, for all periods after the date hereof so as to properly reflect the financial condition, and the results of operations and statement of cash flows, of Borrower and its Consolidated Subsidiaries, if any.

(e) Accounting terms not specifically defined above, or not defined in the Loan Agreement, shall be construed in accordance with GAAP as recognized as of this date by the American Institute of Certified Public Accountants.

ARTICLE II - LOAN PROVISIONS

Section 2.01. Loan Closing.

(a) Subject to the terms and conditions of this Loan Agreement, and the compliance with such terms and conditions by all parties, Lenders agree to lend to Borrower, and Borrower agrees to borrow from Lenders, the aggregate sum of up to $1,500,000.00; of which $500,000.00 has already been paid to Borrower.

(b) Such borrowing shall be evidenced by Borrower's duly executed Debenture (in one or more counterparts) in the aggregate sum of forty percent (40%) of the Principal Amount advanced substantially in the form of Exhibit 2.01(b) attached hereto and made a part hereof, with appropriate insertion of names, dates and amounts.

(c) Unless otherwise mutually agreed, the Loan Closing shall be at the offices of Crestview.

Section 2.02. Interest Rate and Interest Payments.

Interest on the Principal Amount outstanding from time to time shall accrue at the rate of 10.00% per annum, with the first installment payable on March 1, 2006 and subsequent payments at the first day of the month beginning each quarter thereafter. Overdue principal and interest on the Debentures shall bear interest, to the extent permitted by applicable law, at a rate of 10.00% per annum. Interest on the Principal Amount of each Debenture shall be calculated, from time to time, on the basis of the actual days elapsed in a year consisting of 365 days.

Section 2.03. Maturity.

If not sooner redeemed or converted, the Debentures shall mature on December 16, 2006, at which time all the remaining unpaid principal, interest and any other charges then due under the Loan Agreement shall be due and payable in full.

Section 2.04. Taxes.

(a) Payments by Borrower hereunder shall be made without deduction for any present or future taxes, duties, charges or withholdings, (excluding, in the case of the Lenders, any foreign taxes, any federal, state or local income taxes and any franchise taxes or taxes imposed upon it by the jurisdiction, or any political subdivision thereof, under which the Lenders is organized or is qualified to do business) and all liabilities with respect thereto (herein "Taxes") shall be paid by Borrower. If Borrower shall be required by law to deduct any Taxes for which Borrower is responsible under the preceding sentence from any sum payable hereunder to any Lenders: (i) the sum payable shall be increased so that after making all required deductions, such Lender receives an amount equal to the sum it would have received had no such deductions been made; (ii) Borrower shall make such deductions; and (iii) Borrower shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law.

(b) Except as otherwise set forth in this Loan Agreement or the other Loan Documents, Borrower shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Loan Documents or from the execution, delivery or registration of, or otherwise with respect to, this Loan Agreement or the other Loan Documents (hereinafter referred to as "Other Taxes").

(c) Borrower shall indemnify Lenders for the full amount of Taxes and Other Taxes reasonably paid by Lenders or any liability (including any penalties or interest assessed because of Borrower's defaults) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within thirty (30) days from the date Lenders make written demand therefor. Lenders shall subrogate any and all rights and claims relating to such Taxes and Other Taxes to Borrower upon payment of said indemnification.

(d) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower in this Section 2.06 shall survive the payment in full of the Obligation.

Section 2.05. Stock Conversion Rights and Registration Rights Agreement.

(a) Each Debenture shall be exchangeable for shares of Borrower's common stock on such terms and in such amounts as shall be stated in the Debenture. The holders of the stock issued upon exercise of the right of conversion as provided in said Debenture shall be entitled to all the rights of the Lenders as stated in this Loan document or the other Loan Documents to the extent such rights are specifically stated to survive the surrender of the Debenture for conversion as therein provided.

(b) The holder of shares of common stock of Borrower issued upon conversion shall be entitled to the rights as provided in Article IIX of this Loan Agreement.

ARTICLE III - CONDITIONS PRECEDENT

Section 3.01. Document Requirements.

(a) The obligations of Lenders hereunder are subject to the condition precedent that, on or before the closing date, Lenders shall have received the following in form and substance satisfactory to Lenders:

(i) An opinion of legal counsel for Borrower dated as of the Loan Closing Date, satisfactory in form and substance to Lenders, as to due execution by the Borrower of the Loan Agreement and other Loan Documents and the legal enforceability thereof A true and correct certificate signed by a duly authorized officer of the Borrower and dated as of the Loan Closing Date stating that, to the best knowledge and belief of such officer, after reasonable and due investigation and review of matters pertinent to the subject matter of such certificate: (A) all of the representations and warranties contained in Article IV hereof and the other Loan Documents are true and correct as of the Loan Closing Date and (B) no event has occurred and is continuing, or would result from the Loan, which constitutes a Default or an Event of Default.

(ii) Copies of resolutions, as adopted by the Borrower's Board of Directors, approving the execution, delivery and performance of this Loan Agreement and the other Loan Documents, including the transactions contemplated herein and accompanied by a certificate of the Secretary or Assistant Secretary of Borrower stating that such resolutions have been duly adopted, are true and correct, have not been altered or repealed and are in full force and effect.

(iii) A signed certificate of the Secretary or Assistant Secretary of the Borrower which shall certify the names of the officers of Borrower authorized to sign each of the Loan Documents to be executed by such officer, together with the true signatures of each of such officers.

(iv) Certificates of good standing (or other similar instrument) for the Borrower issued by the Secretary of State of the state of incorporation of Borrower, and certificates of qualification and good standing for Borrower issued by the Secretary of State of each of the states wherein such Borrower has operating facilities of such nature so as to be required to be qualified to do business as a foreign corporation, dated within ten (10) days of Loan Closing.

(v) A copy of the Articles of Incorporation of the Borrower and all amendments thereto, certified by the Secretary of State of the state of incorporation and dated within ten (10) days of the date of Loan Closing and a copy of the bylaws of Borrower and all amendments thereto, certified by the Secretary or Assistant Secretary of Borrower, as being true, correct and complete as of the date of such certification.

(vi) Copies of the following financial statements for Borrower: (A) An audited balance sheet and income statement for Borrower as of December 31, 2004 (B) unaudited balance sheet and income statement for Borrower as of September 30, 2005.

(vii) An executed Pledge and Security Agreement evidencing the hypothecation of one hundred percent (100%) of the Borrowers' membership interest in Millstone Development, LLC to the Lender.

(viii) Such other information and documents as may reasonably be required by Lenders and Lenders' counsel to substantiate Borrower's compliance with the requirements of this Loan Agreement.

ARTICLE IV - REPRESENTATIONS AND WARRANTIES

To induce Lenders to make the Loan hereunder, Borrower represents and warrants to Lenders that:

Section 4.01. Organization and Good Standing.

Borrower is duly organized and existing in good standing under the laws of the state or country of its incorporation, is duly qualified as a foreign corporation and in good standing in all states in which failure to qualify would have a Material Adverse Effect, and has the corporate power and authority to own its properties and assets and to transact the business in which it is engaged and is or will be qualified in those states wherein it proposes to transact material business operations in the future.

Section 4.02. Authorization and Power.

Borrower has the corporate power and requisite authority to execute, deliver and perform the Loan Documents to be executed by Borrower. The Borrower is duly authorized to, and has taken all corporate action necessary to authorize, execute, deliver and perform the Loan Documents executed by Borrower. The Borrower is and will continue to be duly authorized to perform the Loan Documents executed by Borrower.

Section 4.03. No Conflicts or Consents.

Except as disclosed to Lenders, neither the execution and delivery of the Loan Documents, nor the consummation of any of the transactions therein contemplated, nor compliance with the terms and provisions thereof, will contravene or materially conflict with any judgment, license, order or permit applicable to Borrower, or any indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which Borrower is a party or by which Borrower is or becomes bound, or to which Borrower is or becomes subject, or violate any provision of the charter or bylaws of Borrower. No consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of the Loan Documents or to consummate the transactions contemplated hereby or thereby except those that have been obtained.

Section 4.04. Enforceable Obligations.

The Loan Documents have been duly executed and delivered by the Borrower and are the legal and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by any applicable bankruptcy, insolvency or similar laws now or hereafter in effect affecting creditors rights and debtor's obligations.

Section 4.05. Financial Condition.

Borrower has delivered to Lenders copies of the balance sheet of Borrower as of December 31, 2004 and the related statements of income, stockholders' equity and statement of cash flow for the year ended, audited by its independent Certified Public Accountant. Such financial statements are true and correct in all material respects, fairly represent the financial condition of Borrower as of such dates and have been prepared in accordance with GAAP (except unaudited financial statements omit certain footnotes); and as of the date hereof, there are no obligations, liabilities or Indebtedness (including contingent and indirect liabilities and obligations) of Borrower which are (separately or in the aggregate) material and are not reflected in such financial statements or otherwise disclosed herein. Since the date of the above referenced year end financial statements and quarterly financial statements, there have not been, except as disclosed in Exhibit 4.06: (i) any Material Adverse Change in the financial condition, results of operations, business, prospects, assets or liabilities (contingent or otherwise, whether due or to become due, known or unknown), of the Borrower; (ii) any dividend declared or paid or distribution made on the capital stock of the Borrower or any capital stock thereof redeemed or repurchased; (iii) any incurrence of long-term debt by the Borrower; (iv) any salary, bonus or compensation increases to any officers, key employees or agents of the Borrower or; (v) any other transaction entered into by the Borrower except in the ordinary course of business and consistent with past practice.

Section 4.06. Full Disclosure.

To the best of Borrower's knowledge and belief after current investigation, there is no material fact that Borrower has not disclosed to Lenders which could reasonably be expected to have a Material Adverse Effect on the properties, business, prospects or condition (financial or otherwise) of Borrower. Neither the financial statements referenced in Section 4.06 hereof, nor any business plan, offering memorandum or prospectus, certificate or statement delivered herewith or heretofore by Borrower to Lenders in connection with the negotiations of this Loan Agreement, contained any untrue statement of a material fact or omitted to state any material fact necessary to keep the statements contained herein or therein from being misleading.

Section 4.07. No Default.

No event has occurred and is continuing which constitutes a Default or an Event of Default under this Loan Agreement.

Section 4.08. Material Agreements.

The Borrower is not in default in any material respect under any contract, lease, loan agreement, indenture, mortgage, security agreement or other material agreement or obligation to which it is a party or by which any of its properties is bound.

Section 4.09. No Litigation.

Except as disclosed to Lenders pursuant to Exhibit 4.09 - Schedule of Litigation attached hereto, there are no actions, suits, investigations, arbitrations or administrative proceedings pending, or to the knowledge of Borrower threatened, against Borrower, and there has been no change in the status of any of the actions, suits, investigations, litigation or proceedings disclosed to Lenders which could have a materially adverse effect on Borrower or on any transactions contemplated by any Loan Document.

Section 4.10. Burdensome Contracts.

To the best knowledge of the Borrower, it is not a party to, or bound by, any contract or agreement, the faithful performance of which is so onerous so as to create or to likely create a Material Adverse Effect on the business, operations or financial condition of the Borrower.

Section 4.11. Taxes.

All tax returns required to be filed by Borrower in any jurisdiction have been filed and all taxes (including mortgage recording taxes), assessments, fees and other governmental charges upon Borrower or upon any of its properties, income or franchises have been paid. To the best knowledge of Borrower, there is no proposed tax assessment against Borrower and there is no basis for such assessment.

Section 4.12. Principal Office, Etc.

(a) The principal office and principal place of business of the Borrower and each of its Subsidiaries is as follows:

390 Interlocken Crescent
Suite 900
Broomfield, Co 80021

Section 4.13. Employee Benefit and Incentive Plans; ERISA.

(a) Borrower is not obligated under any Plans.

(b) Borrower is not a party to any collective bargaining agreement and is not aware of any activities of any labor union that is currently seeking to represent or organize its employees. Borrower has not experienced any labor problems, including work stoppages, disputes or slowdowns with respect to its employees.

Section 4.14. Compliance with Law.

To the best knowledge of Borrower, Borrower is in compliance with all laws, rules, regulations, orders and decrees which are applicable to Borrower or its properties by reason of any Governmental Authority which are material to the conduct of the business of Borrower or any of its properties.

Section 4.15. Compliance with Environmental Requirements.

To the best knowledge of Borrower, all properties of Borrower are in compliance with all federal, state or local environmental protection laws, statutes and regulations which are material to the conduct of the business of Borrower, or its properties, and the Borrower is currently in compliance with all material reporting requirements, rules, and regulations which are applicable to Borrower or its properties by reason of such governmental environmental protective agencies.

Section 4.16. Schedule of Capital Stock and SEC Requirements.

(a) Set forth on Exhibit 4.16- Schedule of Capital Stock is a true and correct schedule of all classes of authorized, issued, and outstanding Capital Stock of the Borrower, all stock options, warrants, conversion rights, subscription rights and other rights or agreements to acquire securities of Borrower and any shares held in treasury or reserved for issue upon exercise of such stock options, warrants or conversion rights, subscription rights and other rights or agreements to acquire securities including date of termination of such right and the consideration therefor.

(b) Except as provided in Exhibit 4.16 - Schedule of Capital Stock, to the best of the Borrower's knowledge, all securities of Borrower have been issued in compliance with the requirements of the 1933 Act, and the rules and regulation promulgated thereunder, or pursuant to an exemption therefrom.

(c) The shares of common stock of the Borrower when issued to Lenders upon conversion of the Debentures will be duly and validly issued, fully paid and non-assessable and in compliance with all applicable securities laws. Such issuance will not give rise to preemptive rights or similar rights by any other security holder of Borrower. Borrower shall at all times reserve and keep available sufficient authorized and unissued shares of common stock to effectuate the conversion of the Debentures.

Section 4.17. Insider.

(a) Neither the Borrower, nor any Person having "control" (as that term is defined in the Investment Company Act of 1940, as amended, or in regulations promulgated pursuant thereto (herein the "1940 Act")) of the Borrower is, an "executive officer," "director," or "principal shareholder" (as those terms are defined in the 1940 Act) of Lenders.

(b) Except as set forth in the Borrower's Form 10-K dated for the period ending December 31, 2004, there are no transactions between the Borrower and any affiliates of Borrower.

(c) All agreements between the Borrower and any of its officers, directors, and principal shareholders, including employment agreements, are listed on Exhibit 4.17 - Schedule of Affiliate Transactions.

Section 4.18. Casualties.

Neither the business nor the properties of Borrower is currently affected by any environmental hazard, fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or other casualty (whether or not covered by insurance), which could have a Material Adverse Effect.

Section 4.19. Investment Company Act.

Borrower is not an "investment company" as defined in Section 3 of the 1940 Act nor a company that would be an investment company except for the exclusions from the definition of an investment company in Section 3(C) of the 1940 Act, and Borrower is not controlled by such a company.

Section 4.20. Margin Regulation.

As of the Loan Closing Date, the Borrower does not have class of securities with respect to which a member of a national securities exchange, broker, or dealer may extend or maintain credit to or for a customer pursuant to rules or regulation adopted by the Board of Governors of the Federal Reserve System under Section 7 of the 1934 Act.

Section 4.21. Insurance.

All of the insurable properties of the Borrower are insured for its benefit under valid and enforceable policies, issued by insurers of recognized responsibility in amounts and against such risks and losses as is customary in such industry. Such policies are listed in Exhibit 4.21 - Schedule of Insurance.

Section 4.22. Patents. Trademarks and Copyrights.

To the best of Borrower's knowledge and belief after current investigation, Borrower owns all patents, trademarks and copyrights, if any, necessary to conduct its business or possesses licenses or other rights, if any, therefor. All such intangible property rights are listed in Exhibit 4.22 - Schedule of Patents, Trademarks and Copyrights. Borrower has the right to use such proprietary rights without infringing or violating the rights of any third parties. No claim has been asserted by any person to the ownership of or right to use any such proprietary right or challenging or questioning the validity or effectiveness of any such license or agreement. Each of the proprietary rights is valid and subsisting, and has not been canceled, abandoned or otherwise terminated.

Section 4.23. Survival of Representations and Warranties.

All representations and warranties by Borrower herein shall survive the Loan Closing and any subsequent Loan Closings and the delivery of the Debentures, and any investigation at any time made by or on behalf of Lenders shall not diminish Lenders' right to rely on Borrower's' representations and warranties as herein set forth.

ARTICLE V - AFFIRMATIVE COVENANTS

So long as any part of the Debentures remains unpaid or has not been redeemed or converted hereunder, and until such payment, redemption or conversion in full, unless the Lenders shall otherwise consent in writing, which consent shall not be unreasonably withheld, Borrower agrees that:

Section 5.01. Financial Statements, Reports and Documents.

(a) The Borrower shall accurately and fairly maintain its books of account in accordance with GAAP, employ a firm of independent certified public accountants, which firm is one of the six largest national accounting firms or which is approved by the Lenders, to make annual audits of its accounts in accordance with generally accepted auditing standards; permit the Lenders and their representatives to have access to and to examine its properties, books and records (and to copy and make extracts therefrom) at such reasonable times and intervals as the Lenders may request; and to discuss its affairs, finances and accounts with its officers and auditors, all to such reasonable extent and at such reasonable times and intervals as the Lenders may request.

(b) The Borrower shall provide the following reports and information to the Lenders and/or the Lenders' designee:

(i) As soon as available, and in any event within forty-five (45) days after the close of each quarter, the Company's report on Form 10-Q with exhibits for said period. In addition, the Lenders may at its sole discretion request internal monthly reports for specific periods.

(ii) As soon as available, and in any event within ninety (90) days after the close of each year, the Company's report on Form 10-K with exhibits for said period.

(iii) Each quarter, concurrent with the periodic report required above, a certificate executed by the Chief Financial Officer or Chief Executive Officer of the Borrower, stating that a review of the activities of the Borrower during such fiscal period has been made under his supervision and that the Borrower has observed, performed and fulfilled each and every obligation and covenant contained herein and is not in default under any of the same or, if any such default shall have occurred, specifying the nature and status thereof.

(iv) So long as any Debenture remains outstanding, promptly (but in any event within five (5) business days) upon learning of the occurrence of a Default or an Event of Default deliver a certificate signed by the Chief Executive Officer or Chief Financial Officer of the Borrower describing such Default, Event of Default and stating what steps are being taken to remedy or cure the same.

(v) Promptly (but in any event within five (5) business days) upon the receipt thereof by the Borrower or the Board of Directors of the Borrower, copies of all reports, all management letters and other detailed information submitted to the Borrower or the Board by independent accountants in connection with each annual or interim audit or review of the accounts or affairs of the Borrower made by such accountants.

(vi) With reasonable promptness, such other information relating to the finances, properties, business and affairs of the Borrower and each Subsidiary, as Lenders may reasonably request from time to time.

(vii) Promptly upon its becoming available, one copy of each financial statement, report, press release, notice or proxy statement sent by Borrower to stockholders generally and of each regular or periodic report, registration statement or prospectus filed by Borrower with any securities exchange or the SEC or any successor agency, and of any order issued by any Governmental Authority in any proceeding to which the Borrower is a party.

Section 5.02. Operation Review.

Borrower agrees that it will review its operations with Lenders. Such operations reviews will be in such depth and detail as Lenders shall reasonably request. Operations reviews, which usually will require a day or less to complete, will be held as reasonably necessary, generally once a fiscal quarter.

Section 5.03. Payment of Taxes and Other Indebtedness.

Borrower shall, and shall cause its Subsidiaries, if any, to, pay and discharge (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any property belonging to it, before delinquent, (ii) all lawful claims (including claims for labor, materials and supplies), which, if unpaid, might give rise to a Lien upon any of its property, and (iii) all of its other Indebtedness, except as prohibited hereunder; provided, however, that Borrower and its Subsidiaries, if any, shall not be required to pay any such tax, assessment, charge or levy if and so long as the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and appropriate accruals and reserves therefor have been established in accordance with GAAP.

Section 5.04. Maintenance of Existence and Rights; Conduct of Business.

Borrower shall, and shall cause its Subsidiaries, if any, to, preserve and maintain its corporate existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business, and conduct its business in an orderly and efficient manner consistent with good business practices and in accordance with all valid regulations and orders of any Governmental Authority. Borrower shall keep its principal place of business within the United States.

Section 5.05. SEC Filing and Maintenance of SEC Reporting Requirements.

So long as Borrower has a class of securities registered pursuant to Section 12 of the 1934 Act, Borrower shall duly file, when due, all reports and statements required of a company whose securities are registered for public trading under and pursuant to the 1934 Act, as amended, and any rules and regulations issued thereunder, and to preserve and maintain its registration thereunder and all of the rights of its security holders normally associated with a publicly traded stock company.

Section 5.06. Notice of Default.

Borrower shall furnish to Lenders, immediately upon becoming aware of the existence of any condition or event which constitutes a Default or would with the passage of time become a Default or an Event of Default, written notice specifying the nature and period of existence thereof and the action which Borrower is taking or proposes to take with respect thereto.

Section 5.07. Other Notices.

Borrower shall promptly notify Lenders of (i) any Material Adverse Change in its financial condition or its business, (ii) any default under any material agreement, contract or other instrument to which it is a party or by which any of its properties are bound, or any acceleration of the maturity of any Indebtedness owing by Borrower or its Subsidiaries, if any, (iii) any material adverse claim against or affecting Borrower or its Subsidiaries, if any, or any of its properties, and (iv) the commencement of, and any material determination in, any litigation with any third party or any proceeding before any Governmental Authority, the negative result of which has a Material Adverse Effect on Borrower and its Subsidiaries, taken as a whole.

Section 5.08. Compliance with Loan Documents.

Borrower shall, and shall cause each of its Subsidiaries, if any, to promptly comply with any and all covenants and provisions of the Loan Documents.

Section 5.09. Compliance with Material Agreements.

Borrower shall, and shall cause each of its Subsidiaries, if any to comply in all material respects with all material agreements, indentures, mortgages or documents binding on it or affecting its properties or business.

Section 5.10. Operations and Properties.

Borrower shall, and shall cause each of its Subsidiaries, if any, to, act prudently and in accordance with customary industry standards in managing or operating its assets, properties, business and investments. Borrower shall, and shall cause each of its Subsidiaries, if any, to, keep in good working order and condition, ordinary wear and tear excepted, all of its assets and properties which are necessary to the conduct of its business.

Section 5.11. Books and Records; Access.

Borrower shall, and shall cause each of its Subsidiaries, if any, to, maintain complete and accurate books and records of its transactions in accordance with good accounting practices. Borrower shall give each duly authorized representative of Lenders access during all normal business hours to, and shall permit such representative to examine, copy or make excerpts from, any and all books, records and documents in the possession of Borrower and its Subsidiaries and relating to its affairs, and to inspect any of the properties of Borrower and its Subsidiaries, if any. Borrower shall make a copy of this Loan Agreement, along with any waivers, consents, modifications or amendments, available for review at its principal office by Lenders or Lenders' representatives.

Section 5.12. Compliance with Law.

Borrower shall, and shall cause each of its Subsidiaries, if any, to, comply with all applicable laws, rules, regulations, and all orders of any Governmental Authority applicable to it or any of its property, business operations or transactions, a breach of which could reasonably be expected to have a Material Adverse Effect.

Section 5.13. Insurance.

Borrower shall, and shall cause each of its Subsidiaries, if any, to, maintain such worker's compensation insurance, liability insurance and insurance on its properties, assets and business, now owned or hereafter acquired, against such casualties, risks and contingencies, and in such types and amounts, as are consistent with customary practices and standards of companies engaged in similar businesses.

Section 5.14. Authorizations and Approvals.

Borrower shall, and shall cause each of its Subsidiaries, if any, to, promptly obtain, from time to time at its own expense, all such governmental licenses, authorizations, consents, permits and approvals as may be required to enable it to comply with its obligations hereunder and under the other Loan Documents.

Section 5.15. ERISA Compliance.

Borrower shall (i) at all times, make prompt payment of all contributions required under all Plans, if any, and required to meet the minimum funding standards set forth in ERISA with respect to its Plans subject to ERISA, if any, (ii) notify Lenders immediately of any fact in connection with any of its Plans, which might constitute grounds for termination thereof or for the appointment by the appropriate United States District Court of a trustee to administer such Plan, together with a statement, if requested by Lenders as to the reason therefor and the action, if any, proposed to be taken with respect thereto, and (iii) furnish to Lenders upon its request such additional information concerning any of its Plans as may be reasonably requested.

Section 5.16. Further Assurances.

Borrower shall, and shall cause each of its Subsidiaries, if any, to, make, execute or endorse, and acknowledge and deliver or file or cause the same to be done, all such notices, certifications and additional agreements, undertakings, transfers, assignments, or other assurances, and take any and all such other action, as Lenders may, from time to time, deem reasonably necessary or proper in connection with any of the Loan Documents, or the obligations of Borrower or its Subsidiaries, if any, thereunder, which Lenders may request from time to time.

Section 5.17. Indemnity by Borrower.

Borrower shall indemnify, save, and hold harmless, Lenders and their directors, officers, agents, attorneys, and employees (collectively, the "Indemnitees") from and against: (i) any and all claims, demands, actions or causes of action that are asserted against any indemnitee if the claim, demand, action or cause of action directly or indirectly relates to the Loan Agreement and the other Loan Documents issued pursuant thereto, the use of proceeds of the Loans, or the relationship of Borrower and Lenders under this Loan Agreement or any transaction contemplated pursuant to this Loan Agreement, (ii) any administrative or investigative proceeding by any Governmental Authority directly or indirectly related to a claim, demand, action or cause of action described in clause (i) above, and (iii) any and all liabilities, losses, costs, or expenses (including reasonable attorneys' fees and disbursements) that any indemnitee suffers or incurs as a result of any of the foregoing; provided, however, that Borrower shall have no obligation under this Section 5.17 to Lenders with respect to any of the foregoing arising out of the negligence or willful misconduct of Lenders or its assignees or the breach by the Lenders or their assignees of this Loan Agreement or any other Loan Document or other document executed in connection with any of the aforesaid, the breach by Lender or their assignees of any agreement or commitment with other parties, the violation or alleged violation of any law, rule or regulation by Lenders or their assignees, or from the transfer or disposition by Lenders of any Debenture or the Common Stock issued upon conversion. If any claim, demand, action or cause of action is asserted against any indemnitee, such indemnitee shall promptly notify Borrower, but the failure to so promptly notify Borrower shall not affect Borrower's obligations under this Section unless such failure materially prejudices Borrower's right to participate in the contest of such claim, demand, action or cause of action, as hereinafter provided. In the event that such indemnitee's failure to properly notify the Borrower materially prejudices Borrower's right to participate in the contest of such claim, demand, action, or cause of action, then said indemnitees shall have no right to receive, and Borrower shall have no obligation to pay, any indemnification amounts hereunder. Borrower may elect to defend any such claim, demand, action or cause of action (at its own expense) asserted against said indemnitee and, if requested by Borrower in writing and so long as no Default or Event of Default shall have occurred and be continuing, such indemnitee (at Borrower's expense) shall in good faith contest

the validity, applicability and amount of such claim, demand, action or cause of action and shall permit Borrower to participate in such contest. Any indemnitee that proposes to settle or compromise any claim or proceeding for which Borrower may be liable for payment to or on behalf of an indemnitee hereunder shall give Borrower written notice of the terms of such proposed settlement or compromise reasonably in advance of settling or compromising such claim or proceeding and shall obtain Borrower's written concurrence thereto. In the event that said indemnitee fails to obtain Borrower's prior written consent to any such settlement or compromise, said indemnitee shall have no right to receive and Borrower shall have no obligation to pay any indemnification amounts hereunder. Each indemnitee may employ counsel in enforcing its rights hereunder and in defending against any claim, demand, action, or cause of action covered by this Section 5.18; provided, however, that each indemnitee shall endeavor, but shall not be obligated, in connection with any matter covered by this Section which also involves other indemnitees, to use reasonable efforts to avoid unnecessary duplication of effort by counsel for all indemnitees, including by allowing Borrower to select one lawyer for all parties, such selection to be subject to the approval of such parties, which approval shall not be unreasonably withheld. Any obligation or liability of Borrower to any indemnitee under this Section 5.18 shall survive the expiration or termination of this Loan Agreement and the repayment of the Debentures.

ARTICLE VI - NEGATIVE COVENANTS

So long as any part of the Debentures have not been redeemed or converted hereunder, and until such redemption or conversion in full, unless the Lenders shall otherwise consent in writing, which consent shall not be unreasonably withheld, Borrower agrees that, unless permitted otherwise:

Section 6.01. Limitation on Indebtedness.

Borrower and its Subsidiaries shall not incur, create, contract, waive, assume, have outstanding, guarantee or otherwise be or become, directly or indirectly, liable in respect of any Indebtedness, except:

(a) Indebtedness arising out of this Loan Agreement or otherwise contemplated herein;

(b) Indebtedness secured by the Permitted Liens;

(c) Current liabilities for accounts payable or obligations accrued (other than for borrowed funds or purchase money obligations) and incurred in the ordinary course of business, and for taxes and assessments; or

(d) Indebtedness related to the Millstone project already in place as of the date of execution of this Agreement.

Section 6.02. Negative Pledge.

Borrower shall not, and shall not permit its Subsidiaries, if any, to, create, incur, permit or suffer to exist any Lien upon any of its property or assets other than Permitted Liens, or payments upon any Subordinated Debt other than regularly scheduled installments of principal and interest and shall not directly or indirectly make any payment of any Subordinated Debt which would violate the terms of the Loan Agreement or of such Subordinated Debt or any subordination agreement applicable to such Subordinated Debt.

Section 6.03. Limitation on Investments.

Borrower shall not, and shall not permit its Subsidiaries, if any, to make or have outstanding any Investments in any Person, except for Borrower's (and any Subsidiary's) ownership of stock of Subsidiaries, loans and other transactions between the Borrower and any Subsidiaries, short term bank deposits or money market investments, and such other "Cash equivalent" investments as Lenders may from time to time approve.

Section 6.04. Alteration of Material Agreements.

Borrower shall not, and shall not permit its Subsidiaries, if any, to, consent to or permit any alteration, amendment, modification, release, waiver or termination of any material agreement to which it is a party other than in the ordinary course of business.

Section 6.05. Certain Transactions.

Borrower shall not, and shall not permit its Subsidiaries, if any, to, enter into any transaction with, or pay any management fees to, any Affiliate; provided, however, that Borrower and any Subsidiary may enter into transactions with Affiliates upon terms not less favorable to Borrower and any Subsidiary than would be obtainable at the time in comparable transactions of Borrower and any Subsidiaries in arms-length dealings with Persons other than Affiliates.

Section 6.06. Limitation on Sale of Properties.

Borrower shall not, and shall not permit its Subsidiaries, if any, to: (i) sell, assign, convey, exchange, lease or otherwise dispose of any of its properties, rights, assets or business, whether now owned or hereafter acquired, except in the ordinary course of its business and for a fair consideration, or (ii) sell, assign or discount any accounts receivable except in the ordinary course of business or to secure bank or commercial working capital loans in the ordinary course of business.

Section 6.07. Fiscal Year and Accounting Method.

Borrower shall not, and shall not permit its Subsidiaries, if any, to, change its method of accounting except as permitted by GAAP.

Section 6.08. Liquidation and Dispositions of Substantial Assets.

Borrower shall not permit its Subsidiaries to dissolve or liquidate, (ii) sell, transfer, lease or otherwise dispose of all or any substantial part of its property or assets or business, or (iii) enter into any other transaction that has a similar effect.

Section 6.09. No Amendments to Articles of Incorporation or Bylaws.

Borrower shall not, and shall not permit its Subsidiaries, if any, to materially amend its Articles of Incorporation or bylaws except as is necessary to fulfill the conditions of this Loan Agreement.

Section 6.10. Restricted Payments.

So long as any Debentures are outstanding, Borrower shall not declare or pay any dividend (other than stock dividends) (i) on any Common Stock, or purchase, redeem, decrease, or otherwise acquire any shares of Common Stock, or (ii) on any Preferred Stock issued after the date hereof if such dividend or purchase in the aggregate exceeds 1.25 times the cumulative earnings of the Borrower for the previous twelve months.

ARTICLE VII - EVENTS OF DEFAULT

Section 7.01. Events of Default.

An "Event of Default" shall exist if any one or more of the following events (herein collectively called "Events of Default") shall occur and be continuing:

(a) Borrower shall fail to pay (or shall state in writing an intention not to pay or its inability to pay), not later than ten (10) days after the due date, any installment of interest on or principal of, any Debenture or any fee, expense or other payment required hereunder;

(b) Any representation or warranty made under this Loan Agreement, or any of the other Loan Documents, or in any certificate or statement furnished or made to Lenders pursuant hereto or in connection herewith or with the Loans hereunder, shall prove to be untrue or inaccurate in any material respect as of the date on which such representation or warranty was made;

(c) Default shall occur in the performance of any of the covenants or agreements of Borrower or of its Subsidiaries, if any, contained herein, or in any of the other Loan Documents, which is not remedied within thirty (30) days after written notice thereof to Borrower from Lenders;

(d) Default shall occur in the payment of any material indebtedness (other than the Obligation) of the Borrower or its Subsidiaries, if any, or default shall occur in respect of any note, loan agreement or credit agreement relating to any such indebtedness and such default shall continue for more than the period of grace, if any, specified therein and any such indebtedness shall become due before its stated maturity by acceleration of the maturity thereof or shall become due by its terms and shall not be promptly paid or extended.

(e) Any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the Borrower in accordance with the respective terms thereof or shall in any way be terminated or become or be declared ineffective or inoperative or shall in any way whatsoever cease to give or provide the respective rights, titles, interests, remedies, powers or privileges intended to be created thereby;

(f) Borrower or its Subsidiaries, if any, shall (A) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor or liquidator of itself, or of all or substantially all of such Person's assets, (B) file a voluntary petition in bankruptcy, admit in writing that such Person is unable to pay such Person's debts as they become due or generally not pay such Person's debts as they become due, (C) make a general assignment for the benefit of creditors, (D) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, (E) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against such Person in any bankruptcy, reorganization or insolvency proceeding, or (F) take corporate action for the purpose of effecting any of the foregoing;

(g) An involuntary petition or complaint shall be filed against Borrower or any of its Subsidiaries, if any, seeking bankruptcy or reorganization of such Person or the appointment of a receiver, custodian, trustee, intervenor or liquidator of such Person, or all or substantially all of such Person's assets, and such petition or complaint shall not have been dismissed within sixty (60) days of the filing thereof or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of Borrower or its subsidiary, if any, or appointing a receiver, custodian, trustee, intervenor or liquidator of such Person, or of all or substantially all of such Person's assets;

(h) Any final judgment(s) for the payment of money in excess of the sum of $250,000 in the aggregate shall be rendered against Borrower or any subsidiary and such judgment or judgments shall not be satisfied or discharged at least ten (10) days prior to the date on which any of its assets could be lawfully sold to satisfy such judgment;

(i) The Borrower shall fail to issue and deliver shares of Common Stock as provided herein upon conversion of the Debenture.

<u>Section 7.02. Remedies Upon Event of Default.</u>

If an Event of Default shall have occurred and be continuing for a period of thirty (30) days, then Lenders may exercise any one or more of the following rights and remedies, and any other remedies provided in any of the Loan Documents, as Lenders in their sole discretion may deem necessary or appropriate: declare the unpaid Principal Amount (after application of any payments or installments received by Lenders) of, and all interest then accrued but unpaid on, the Debentures and any other liabilities hereunder to be forthwith due and payable, whereupon the same shall forthwith become due and payable without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate or other notice of any kind, all of which Borrower hereby expressly waives, anything contained herein or in the Debentures to the contrary notwithstanding; reduce any claim to judgment; and without notice of default or demand, pursue and enforce any of Lenders' rights and remedies under the Loan Documents, or otherwise provided under or pursuant to any applicable law or agreement, all of which rights may be specifically enforced.

<u>Section 7.03. Performance by Lenders.</u>

Should Borrower fail to perform any covenant, duty or agreement contained herein or in any of the other Loan Documents, Lenders may perform or attempt to perform such covenant, duty or agreement on behalf of Borrower. In such event, Borrower shall, at the request of Lenders, promptly pay any amount reasonably expended by Lenders in such performance or attempted performance to Lenders at its principal office in Dallas, Texas, together with interest

thereon, at the interest rate specified in the Debenture, from the date of such expenditure until paid. Notwithstanding the foregoing, it is expressly understood that Lenders assumes no liability or responsibility for the performance of any duties of Borrower hereunder or under any of the other Loan Documents.

Section 7.04. Payment of Expenses Incurred by Lenders.

Upon the occurrence of a Default or an Event of Default, which occurrence is not cured within the notice provisions, if any, provided herein, Borrower agrees to pay and shall pay all costs and expenses (including Lenders' attorney's fees and expenses) reasonably incurred by Lenders in connection with the preservation and enforcement of Lenders' rights under the Loan Agreement or any other Loan Document.

ARTICLE VIII - REGISTRATION RIGHTS

Section 8.01. Demand For Registration.

(a) Subject to the Holder's right to convert the Debenture under the Loan Agreement, the Borrower hereby agrees to register, subject to the terms and conditions set forth herein, all or any portion of the Registerable Securities at any time it shall receive a written request from the Holders of at least fifty percent (50%) of the Registerable Securities Then Outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $1,000,000) that the Borrower file a registration statement under the 1933 Act covering the registration of at least a majority of the Registerable Securities Then Outstanding. The Borrower shall, within 20 days of its receipt thereof, give written notice of such request to all Holders of record of Registerable Securities. The Holders of said Registerable Securities shall then have 15 days from the date of mailing of such notice by the Borrower to request that all or a portion of their respective Registerable Securities be included in said registration. The Borrower hereby agrees, subject to the limitations hereof, to use its best lawful efforts to effect as soon as reasonably possible, and in any event (if legally possible, and as allowed by the SEC, and if no factor outside the Borrower's reasonable control prevents it) within 150 days of the receipt of the initial written registration request, to effect the registration under the 1933 Act of all Registerable Securities which the Holders thereof (the "Initiating Holders") have requested.

(b) If the Initiating Holders intend to distribute the Registerable Securities covered by their request by means of an underwriting, they shall so advise the Borrower as a part of their request made pursuant to this Loan Agreement, and the Borrower shall include such information in the written notice to the other Holders of Registerable Securities referred to in Section 8.01(a). In such event, the right of any Holder to include his/her Registerable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registerable Securities in the underwriting (unless otherwise mutually agreed by the Borrower, the underwriter, a majority in interest of the Initiating Holders and such Holder) is limited to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Borrower as provided in Section 8.03(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by mutual agreement of the Borrower and a majority in interest of the Initiating Holders, which agreement shall not be unreasonably withheld. Notwithstanding any other provision of this Section 8.01, if the underwriter advises the Initiating Holders and the Borrower in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holder(s) shall so advise all Holders of Registerable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registerable Securities that may be included in the underwriting shall be allocated on a pro rata basis among all Holders that have requested to participate in such registration.

(c) Borrower shall utilize Rule 144 if said exemption, in the Borrower's sole determination, meets its distribution requirements.

(d) Notwithstanding the foregoing, if the Borrower shall furnish to the Initiating Holders a certificate signed by the President of the Borrower stating that in the good faith judgment of the Board of Directors of the Borrower, it would be materially detrimental to the Borrower and its shareholders for such registration statement to be filed at that time, and it is therefore essential to defer the filing of such registration statement, the Borrower shall have the right to defer the commencement of such a filing for a period of not more than 180 days after receipt of the

request of the Initiating Holders; provided, however, that at least 12 months must elapse between any two such deferrals.

Section 8.02. "Piggy-Back" Registration.

If, but without any obligation to do so, the Borrower proposes to register any of its capital stock under the 1933 Act in connection with the public offering of such securities for its own account or for the account of its security holders, other than Holders of Registerable Securities pursuant hereto (a "Piggy-Back Registration Statement"), (except for (i) a registration relating solely to the sale of securities to participants in the Borrower's stock plans or employee benefit plans or (ii) a registration relating solely to an SEC Rule 145 transaction or any rule adopted by the SEC in substitution thereof or in amendment thereto), then:

(a) The Borrower shall give written notice of such determination to each Holder of Registerable Securities, and each such Holder shall have the right to request, by written notice given to the Borrower within 15 days of the date that such written notice was mailed by the Borrower to such Holder, that a specific number of Registerable Securities held by such Holder be included in the Piggy-Back Registration Statement (and related underwritten offering, if any);

(b) If the Piggy-Back Registration Statement relates to an underwritten offering, the notice given to each Holder shall specify the name or names of the managing underwriter or underwriters for such offering. In addition such notice shall also specify the number of securities to be registered for the account of the Borrower and for the account of its shareholders (other than the Holders of Registerable Securities), if any;

(c) If the Piggy-Back Registration Statement relates to an underwritten offering, each Holder of Registerable Securities to be included therein must agree (i) to sell such Holder's Registerable Securities on the same basis as provided in the underwriting arrangement approved by the Borrower, and (ii) to timely complete and execute all questionnaires, powers of attorney, indemnities, hold-back agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements or by the SEC or by any state securities regulatory body;

(d) If the managing underwriter or underwriters for the underwritten offering under the Piggy-Back Registration Statement determines that inclusion of all or any portion of the Registerable Securities in such offering would adversely affect the ability of the underwriters for such offering to sell all of the securities requested to be included for sale in such offering at the best price obtainable therefor, the aggregate number of Registerable Securities that may be sold by the Holders shall be limited to such number of Registerable Securities, if any, that the managing underwriter or underwriters determine may be included therein without such adverse effect as provided below. If the number of securities proposed to be sold in such underwritten offering exceeds the number of securities that may be sold in such offering, there shall be included in the offering, first, up to the maximum number of securities to be sold by the Borrower for its own account and for the account of other stockholders (other than Holders of Registerable Securities), as they may agree among themselves, and second, as to the balance, if any, Registerable Securities requested to be included therein by the Holders thereof (pro rata as between such Holders based upon the number of Registerable Securities initially proposed to be registered by each), or in such other proportions as the managing underwriter or underwriters for the offering may require; provided, however, that in the event that the number of securities proposed to be sold in such underwritten offering exceeds the number of securities that may be sold in such offering pursuant to the terms and conditions set forth above and the Piggy-Back Registration Statement is a result of public offering by the Borrower of its securities for its own account, there shall be included in the offering, first, up to the maximum number of securities to be sold by the Borrower for its own account and second, as to the balance, if any, securities to be sold for the account of the Borrower's stockholders (both the Holders of Registerable Securities requested and such other stockholders of the Borrower requested to be included therein) on a pro rata basis;

(e) Holders of Registerable Securities shall have the right to withdraw their Registerable Securities from the Piggy-Back Registration Statement, but if the same relates to an underwritten offering, they may only do so during the time period and on the terms agreed upon among the underwriters for such underwritten offering and the Holders of Registerable Securities.

Section 8.03. Obligations of the Borrower.

Whenever required to effect the registration of any Registerable Securities pursuant to this Loan Agreement, the Borrower shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registerable Securities and use its best lawful efforts to cause such registration statement to become effective, and keep such registration statement effective until the sooner of all such Registerable Securities having been distributed, or until 120 days have elapsed since such registration statement became effective (subject to extension of this period as provided below);

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement, or 120 days have elapsed since such registration statement became effective (subject to the extension of this period as provided below);

(c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registerable Securities owned by them;

(d) Use its best lawful efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Borrower shall not be required in connection therewith or as a condition thereto to qualify as a broker-dealer in any states or jurisdictions or to do business or to file a general consent to service of process in any such states or jurisdictions;

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with the managing underwriter of such offering, in usual and customary form reasonably satisfactory to the Borrower and the Holders of a majority of the Registerable Securities to be included in such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

(f) Notify each Holder of Registerable Securities covered by such registration statement, at any time when a prospectus relating thereto and covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and in the event of the notification provided for in Section 8.03(f) above, the Borrower shall use its best efforts to prepare and file with the SEC (and to provide copies thereof to the Holders) as soon as reasonably possible an amended prospectus complying with the 1933 Act, and the period during which the prospectus referred to in the notice provided for in Section 8.03(f) above cannot be used and the time period prior to the use of the amended prospectus referred to in this Section 8.03(g) shall not be counted in the 120 day period of this Section 8.03.

Section 8.04. Furnish Information.

(a) It shall be a condition precedent to the obligations of the Borrower to take any action pursuant to this Article VIII that the selling Holders shall furnish to the Borrower any and all information reasonably requested by the Borrower, its officers, directors, employees, counsel, agents or representatives, the underwriter or underwriters, if any, and the SEC or any other Governmental Authority, including but not limited to: (i) such information regarding themselves, the Registerable Securities held by them, and the intended method of disposition of such securities, as shall be required to effect the registration of their Registerable Securities, and (ii) the identity of and compensation to be paid to any proposed underwriter or broker-dealer to be employed in connection therewith.

(b) In connection with the preparation and filing of each registration statement registering Registerable Securities under the 1933 Act, the Borrower shall give the Holders of Registerable Securities on whose behalf such Registerable Securities are to be registered and their underwriters, if any, and their respective counsel and accountants, at such Holders' sole cost and expense (except as otherwise set forth herein), such access to copies of the Borrower's records and documents and such opportunities to discuss the business of the Borrower with its officers and the independent public accountants who have certified its financial statements as shall be reasonably necessary in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the 1933 Act.

Section 8.05. Expenses of Demand Registration.

Except as set forth below, all expenses, other than underwriting discounts and commissions incurred in connection with not more than two demand registrations pursuant to Section 8.01 above, including, without limitation, all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Borrower, and the reasonable fees and disbursements of one counsel for the selling Holders, shall be borne by the Borrower.

Section 8.06. Expenses of Piggy-Back Registration.

Each Holder shall bear and pay all commissions and discounts attributable to the inclusion of such Holder's Registerable Securities in any registration, filing or qualification of Registerable Securities pursuant to Section 8.02 and the reasonable fees and disbursements of the counsel for the selling Holders.

Section 8.07. Indemnification Regarding Registration Rights.

If any Registerable Securities are included in a registration statement under this Article IIX:

(a) To the extent permitted by law, the Borrower will indemnify and hold harmless each Holder, the officers and directors of each Holder, any underwriter (as defined in the 1933 Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, liabilities (joint or several) or any legal or other costs and expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, costs, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact with respect to the Borrower or its securities contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements therein; (ii) the omission or alleged omission to state therein a material fact with respect to the Borrower or its securities required to be stated therein or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Borrower of the 1933 Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law. Notwithstanding the foregoing, the indemnity agreement contained in this Section 8.07(a) shall not apply and the Borrower shall not be liable (i) in any such case for any such loss, claim, damage, costs, expenses, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person, or (ii) for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the Borrower, which consent shall not be unreasonably withheld.

(b) To the extent permitted by law, each Holder who participates in a registration pursuant to the terms and conditions of this Loan Agreement shall indemnify and hold harmless the Borrower, each of its directors and officers who have signed the registration statement, each Person, if any, who controls the Borrower within the meaning of the 1933 Act or the 1934 Act, each of the Borrower's employees, agents, counsel and representatives, any underwriter and any other Holder selling securities in such registration statement, or any of its directors or officers, or any person who controls such Holder, against any losses, claims, damages, costs, expenses, liabilities (joint or several) to which the Borrower or any such director, officer, controlling person, employee, agent, representative, underwriter, or other such Holder, or director, officer or controlling person thereof, may become subject, under the 1933 Act, the 1934 Act or other federal or state law, only insofar as such losses, claims, damages,

costs, expenses or liabilities or actions in respect thereto arise out of or are based upon any Violation, in each case to the extent and only to the extent that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such. Each such Holder will indemnify any legal or other expenses reasonably incurred by the Borrower or any such director, officer, employee, agent representative, controlling person, underwriter or other Holder, or officer, director or of any controlling person thereof, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 9.07(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, costs, expenses, liability or action if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld.

(c) Promptly after receipt by an indemnified party under this Section 8.07 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8.07, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses of such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve the indemnifying party of its obligations under this Section 8.07, except to the extent that the failure results in a failure of actual notice to the indemnifying party and such indemnifying party is materially prejudiced in its ability to defend such action solely as a result of the failure to give such notice.

(d) If the indemnification provided for in this Section 8.07 is unavailable to an indemnified party under this Section in respect of any losses, claims, damages, costs, expenses, liabilities or actions referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, costs, expenses, liabilities or actions in such proportion as is appropriate to reflect the relative fault of the Borrower, on the one hand and of the Holder, on the other, in connection with the Violation that resulted in such losses, claims, damages, costs, expenses, liabilities or actions. The relative fault of the Borrower, on the one hand, and of the Holder, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of the material fact or the omission to state a material fact relates to information supplied by the Borrower or by the Holder, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) The Borrower, on the one hand, and the Holders, on the other hand, agree that it would not be just and equitable if contribution pursuant to this Section 8.07 were determined by a pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of losses, claims, damages, costs, expenses, liabilities and actions referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such indemnified party in connection with defending any such action or claim. Notwithstanding the provisions of this Section 8.07, neither the Borrower nor the Holders shall be required to contribute any amount in excess of the amount by which the total price at which the securities were offered to the public exceeds the amount of any damages which the Borrower or each such Holder has otherwise been required to pay by reason of such Violation. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

Section 8.08. Reports Under the 1934 Act.

So long as the Borrower has a class of securities registered pursuant to Section 12 of the 1934 Act, with a view to making available to the Holders the benefits of Rule 144 promulgated under the 1933 Act ("Rule 144") and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Borrower to the

public without registration or pursuant to a registration on Form S-3, if applicable, the Borrower agrees to use its best lawful efforts to:

(a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;

(b) File with the SEC in a timely manner all reports and other documents required of the Borrower under the 1933 Act and the 1934 Act;

(c) Use its best efforts to include all Common Stock covered by such registration statement on NASDAQ if the Common Stock is then quoted on NASDAQ; or list all Common Stock covered by such registration statement on such securities exchange on which any of the Common Stock is then listed; or, if the Common Stock is not then quoted on NASDAQ or listed on any national securities exchange, use its best efforts to have such Common Stock covered by such registration statement quoted on NASDAQ or, at the option of the Borrower, listed on a national securities exchange; and

(d) Furnish to any Holder, so long as the Holder owns any Registerable Securities, forthwith upon request a copy of the most recent annual or quarterly report of the Borrower and such other SEC reports and documents so filed by the Borrower, and (ii) such other information (but not any opinion of counsel) as may be reasonably requested by any Holder seeking to avail himself of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

Section 8.09. Assignment of Registration Rights.

Subject to the terms and conditions of the Loan Agreement, the right to cause the Borrower to register Registerable Securities pursuant to this Loan Agreement may be assigned by Holder to any transferee or assignee of such securities; provided that said transferee or assignee is a transferee or assignee of at least ten percent (10%) of the Registerable Securities and provided that the Borrower is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act; it being the intention that so long as Holder holds any Registerable Securities hereunder, either Holder or its transferee or assignee of at least ten percent may exercise the demand right to registration and piggy-back registration rights hereunder. Other than as set forth above, the parties hereto hereby agree that the registration rights hereunder shall not be transferable or assigned and any contemplated transfer or assignment in contravention of this Loan Agreement shall be deemed null and void and of no effect whatsoever.

Section 8.10. Other Matters.

(a) Each Holder of Registerable Securities hereby agrees by acquisition of such Registerable Securities that, with respect to each offering of the Registerable Securities, whether each Holder is offering such Registerable Securities in an underwritten or non-underwritten offering, such Holder will comply with Rules 1 Ob-2, 1 Ob-6 and 1 Ob-7 of the 1934 Act and such other or additional anti-manipulation rules then in effect until such offering has been completed, and in respect of any non-underwritten offering, in writing will inform the Borrower, any other Holders who are selling shareholders, and any national securities exchange upon which the securities of the Borrower are listed, that the Registerable Securities have been sold and will, upon the Borrower's request, furnish the distribution list of the Registerable Securities. In addition, upon the request of the Borrower, each Holder will supply the Borrower with such documents and information as the Borrower may reasonably request with respect to the subject matter set forth and described in this Section 8.10.

(b) Each Holder of Registerable Securities hereby agrees by acquisition of such Registerable Securities that, upon receipt of any notice from the Borrower of the happening of any event which makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference, untrue in any material respect or which requires the making of any changes in the registration statement, the prospectus or any document incorporated therein by reference, in order to make the statements therein not misleading in any material respect, such Holder will forthwith discontinue disposition of Registerable Securities

under the prospectus related to the applicable registration statement until such Holder's receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing by the Borrower that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus.

(c) The Borrower hereby agrees not to effect any public sale or other distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities, during the period commencing on the [ ]th day prior to, and ending on the [ ]th day (subject to extension as provided in Section 8.03 hereof) following the effective date of any underwritten demand registration, other than pursuant to Form S-8.

Section 8.11. Termination of Rights.

(a) The Holders' right to demand registration and to participate in a Piggy-Back Registration, as granted to Holders under this Article IIX, shall terminate on June 30, 2010, or after the Holder has exercised two demand registration rights at the expense of the Borrower as provided in this Loan Agreement, whichever is first to occur.

ARTICLE IX - WARRANTS AND CONVERSION RIGHTS

Section 9.01. Warrants

On the date of execution of this Debenture, 7,500,000 Warrants shall be issued by the Co-Borrowers and vest in the Lenders. The Warrants shall have a $.05 strike price and be exercisable for a five (5) year term. The terms of those Warrants shall be governed by the Common Stock Purchase Warrants executed in connection with this Agreement.

Section 9.02. Conversion Right.

The holder of this Debenture shall have the right, at holder's option, at any time, to convert up to forty percent (40%) of the principal owed to holder to shares of Common Stock at a rate of $.025 per share (the "Common Stock"). The holder of this Debenture may exercise the conversion right by giving written notice (the "Conversion Notice") to Cardinal Communications, Inc., the exercise of such right and stating the name or names in which the stock certificate or stock certificates for the shares of Common Stock are to be issued and the address to which such certificates shall be delivered. The Conversion Notice shall be accompanied by the Debenture. The number of shares of Common Stock that shall be issuable upon conversion of the Debenture shall equal up to forty percent (40%) of the Principal Amount of the Debenture then outstanding divided by the Conversion Price as defined below and in effect on the date the Conversion Notice is given; provided, however, that in the event that this Debenture shall have been partially redeemed, converted, or repaid, shares of Preferred Stock shall be issued pro rata, rounded to the nearest whole share. Conversion shall be deemed to have been effected on the date the Conversion Notice, in the form attached, is received (the "Conversion Date"). Within 20 business days after receipt of the Conversion Notice, Borrower shall issue and deliver by hand against a signed receipt therefor or by United States registered mail, return receipt requested, to the address designated in the Conversion Notice, a stock certificate or stock certificates of Borrower representing the number of shares of Common Stock to which Holder is entitled and a check or cash in payment of all interest accrued and unpaid on the Debenture up to and including the Conversion Date.

Section 9.03. Conversion Price.

On the issue date hereof and until such time as an adjustment shall occur by agreement of the parties hereto, the Conversion price shall be **$.025 per unit.**

Section 9.04. Adjustments for Mergers.

(a) In the event of distribution to all Common Stock holders of any stock, indebtedness of Borrower or assets (excluding cash dividends or distributions from retained earnings) or other rights to purchase securities or assets, then, after such event, the Debentures will be convertible into the kind and amount of securities, cash and other property which the holder of the Debentures would have been entitled to receive if the holder owned the Preferred Stock and Warrants issuable upon conversion of the Debentures immediately prior to the occurrence of such event.

(b) In case of any capital reorganization, reclassification of the stock of Cardinal Communications, Inc. (other than a change in par value or as a result of a stock dividend, subdivision, split up or combination of shares), this Debenture shall be convertible into the kind and number of shares of stock or other securities or property of Cardinal Communications, Inc. which the holder of the Debenture would have been entitled to receive if the holder owned the Preferred Stock and Warrants issuable upon conversion of the Debenture immediately prior to the occurrence of such event. The provisions of the immediately foregoing sentence shall similarly apply to successive reorganizations, reclassifications, consolidations, exchanges, leases, transfers or other dispositions or other share exchanges.

(c) In the event Borrower shall propose to take any action which shall result in an adjustment in the Conversion Price, Cardinal Communications, Inc. shall give notice to the holder of this Debenture, which notice shall specify the record date, if any, with respect to such action and the date on which such action is to take place. Such notice shall be given on or before the earlier of 10 days before the record date or the date which such action shall be taken. Such notice shall also set forth all facts (to the extent known) material to the effect of such action on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of this Debenture. Following completion of an event wherein the Conversion Price shall be adjusted, Cardinal Communications, Inc. shall furnish to the holder of this Debenture a statement, signed by the Chief Executive Officer of the Borrower of the facts creating such adjustment and specifying the resultant adjusted Conversion Price then in effect.

Section 9.05. Conditions to Acquisition of Common Stock.

The Borrower's obligation to issue Common Stock and Warrants to the Holder upon conversion of this Debenture is subject to the conditions that (i) no preliminary or permanent injunction or other order against the acquisition, purchase, issuance or delivery of the Common Stock and Warrants issued by any federal, state or foreign court of competent jurisdiction shall be in effect, and (ii) if the Holder is required by law, rule, or regulation promulgated by any governmental entity to comply with or seek approvals from any governmental entity prior to purchasing the Preferred Stock and Warrants, such compliance or approvals must have been achieved or obtained by the Holder and proof thereof furnished to the Borrower, *provided, however,* that any failure by the Borrower to issue Preferred Stock and Warrants to the Holder as a result of any of the foregoing conditions shall not affect or prejudice the Holder's right to acquire such Preferred Stock and Warrants upon the subsequent satisfaction of such conditions.

Section 9.06. Reservation of Shares.

Borrower warrants and agrees that it shall at all times reserve and keep available, free from preemptive rights, sufficient authorized and unissued shares of Common Stock to effect conversion of this Debenture.

ARTICLE X - DIRECTORS AND BOARD MEETING ATTENDANCE

Section 10.01. Borrower's Right to Request Lenders to Provide an Advisor and a Director Nominee.

Lenders herewith agrees that, so long as no Default or Event of Default exists under the Loan Agreement and so long as the Debentures have not been fully converted or redeemed, Lenders will, at the written request of Borrower, use its reasonable best efforts to provide, from time to time, a person or persons, reasonably believed knowledgeable in investor relations, such person or persons to be available to consult with, and serve as advisor to, the Borrower about its communications with its shareholders and with the general investment public. Further, if requested by Borrower, at least one such person will be available to serve as a nominee to the Board of Directors of the Borrower provided that such nominee may, at his or her option, elect to serve only as an "Advisory Director" with all the rights of the Directors in regards to notice and attendance at meetings of the Board of Directors, or committees thereof, but without voting rights. All reasonable costs and expenses incurred by such person or persons, or by Lenders on behalf of such persons, shall be reimbursed by Borrower, consistent with payment policies accorded to other independent directors.

Section 10.02. Non-liability of Lenders.

The provisions of Section 9.01 and 9.02 notwithstanding, the relationship between Borrower and Lenders is, and shall at all times remain, solely that of borrower and lender, and except for the agreement to use its best efforts to provide a knowledgeable advisor (whose actions and advice shall be deemed to be solely advised by such person in an individual capacity and not advice by Lenders), Lenders neither undertakes nor assumes any responsibility or duty to the Borrower to review, inspect, supervise, pass judgment upon, or inform Borrower of any matter in connection with any phase of Borrower's business, operations, or condition, financial or otherwise. Borrower shall rely entirely upon its own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment, or information supplied to Borrower by Lenders, or any representative or agent of Lenders, in connection with any such matter is for the protection of Lenders, and neither Borrower nor any third party is entitled to rely thereon.

ARTICLE XI - Agency and Inter-Lenders Provisions

Section 11.01. Lenders' Representations and Warranties to Other Lenders Each Lender represents and warrant to the other Lender and the Agent.

(a) It is legal for it to make its portion of the Loan, and the making of such portion of the Loan complies with laws applicable to it;

(b) It has made, without reliance upon any other Lender, its own independent review (including any desired investigations and inspections) of, and it accepts and approves, the Loan, the Loan Agreement and the associated documents and all other matters and information which it deems pertinent. It acknowledges that the Loan Documents are a complete statement of all understandings and respective rights and obligations between and among Lenders and Borrowers regarding the Loan.

(c) No Lender has made any express or implied representation or warranty to any other Lender with respect to this transaction.

(d) It will, independently and without reliance upon any other Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and will make such investigation as it deems necessary to inform itself as to the Loan, the Loan Document, the Borrower and any collateral; provided, however, nothing contained in this Section shall limit Agent's obligation to provide the other Lenders with the information and documents Agent is expressly required to deliver under this Agreement.

(e) The relationship of Lender is, and shall at all times remain, solely that of a lender of its respective Loan portion. Lenders are not partners or joint venturer in connection with the Loan.

Section 11.02. Waiver of Loan Provisions or Interest or Principal Payments.

(a) So long as Lenders have not sold or assigned all of the debentures issued to Lenders pursuant to this Loan Agreement, consent of Lenders will be required for the waiver of principal or interest payment and any alterations thereto.

(b) If either Lender disposes of any part of their Debentures, a waiver of an interest or principal payment and any alterations thereto will require the consent of the holders of a majority by dollar amount of the then outstanding Debentures issued pursuant to this Loan Agreement.

ARTICLE XII - MISCELLANEOUS

Section 12.01. Strict Compliance.

Any waiver by Lenders of any breach or any term or condition of this Loan Agreement or the other Loan Documents shall not be deemed a waiver of any other breach, nor shall any failure to enforce any provision of this Loan document or the other Loan Documents operate as a waiver of such provision or of any other provision, nor constitute nor be deemed a waiver or release of the Borrower for anything arising out of, connected with or based upon this Loan Agreement or the other Loan Documents.

Section 12.02. Waivers and Modifications.

All modifications, consents, amendments or waivers (herein "Waivers") of any provision of this Loan Agreement or any other Loan Documents, and any consent to departure therefrom, shall be effective only if the same shall be in writing by Lenders and then shall be effective only in the specific instance and for the purpose for which given. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand. No failure to exercise, and no delay in exercising, on the part of Lenders, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lenders hereunder and under the other Loan Documents shall be in addition to all other rights provided by law.

Section 12.03. Notices.

(a) Any notices or other communications required or permitted to be given by this Loan Agreement or any other documents and instruments referred to herein must be (i) given in writing and personally delivered, mailed by prepaid certified, registered mail or sent by overnight service such as Federal Express, or (ii) made by telex or facsimile transmission delivered or transmitted to the party to whom such notice or communication is directed, with confirmation thereupon given in writing and personally delivered or mailed by prepaid certified or registered mail.

(b) Any notice to be mailed, sent or personally delivered shall be mailed or delivered to the principal offices of the party to whom such notice is addressed, as that address is specified herein on the signature page hereof Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is mailed, postage prepaid, or sent by overnight service or personally delivered or, if transmitted by telex or facsimile transmission, on the day that such notice is transmitted; provided, however, that any notice by telex or facsimile transmission, received by any Borrower or Lenders after 4:00 p.m., Standard Time at the recipient's address, on any day, shall be deemed to have been given on the next succeeding day. Any party may change its address for purposes of this Loan Agreement by giving notice of such change to the other parties pursuant to this Section 11.03.

Section 12.04. Choice of Forum; Consent to Service of Process and Jurisdiction.

Any suit, action or proceeding against the Borrower with respect to this Loan Agreement or any judgment entered by any court in respect thereof, may be brought in the courts of the State of Texas, County of Dallas, or in the United States courts located in the State of Texas as Lenders in its sole discretion may elect, and Borrower hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. Borrower hereby agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in the State of Texas may be brought upon, and Borrower hereby irrevocably appoints, the CT Corporation,

Dallas, Texas, as its true and lawful attorney-in-fact in the name, place and stead of Borrower to accept such service of any and all such writs, process and summonses. Borrower hereby irrevocably waives any objections which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Loan Agreement or any Debenture brought in the courts located in the State of Texas, County of Dallas, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum.

Section 12.05. Arbitration.

(a) Upon the demand of the Lenders or Borrower (collectively the "Parties"), made before the institution of any judicial proceeding or not more than 60 days after service of a complaint, third party complaint, cross-claim or counterclaim or any answer thereto or any amendment to any of the above, any Dispute (as defined below) shall be resolved by binding arbitration in accordance with the terms of this arbitration clause. A "Dispute" shall include any action, dispute, claim, or controversy of any kind, whether founded in contract, tort, statutory or common law, equity, or otherwise, now existing or hereafter occurring between the parties arising out of, pertaining to or in connection with this Agreement, any document evidencing, creating, governing, or securing any indebtedness guaranteed pursuant to the terms hereof, or any related agreements, documents, or instruments (the "Documents"). The parties understand that by this Agreement they have decided that the Disputes may be submitted to arbitration rather that being decided through litigation in court before a judge or jury and that once decided by an arbitrator the claims involved cannot later be brought, filed, or pursued in court. **If Borrower shall fail to pay (or shall state in writing an intention not to pay or its inability to pay), not later than ten (10) days after the due date, any installment of interest on or principal of, any Debenture or any fee, expense or other payment required hereunder, Lenders may, at its sole option, enforce its right outside the arbitration provision found in this Section 11.05 or any Debenture.**

Arbitrations conducted pursuant to this Agreement, including selection of arbitrators, shall be administered by the American Arbitration Association ("Administrator") pursuant to the Commercial Arbitration rules of the Administrator. Arbitrations conducted pursuant to the terms hereof shall be governed by the provisions of the Federal Arbitration Act (Title 9 of the United States Code), and to the extent the foregoing are inapplicable, unenforceable or invalid, the laws of the State of Texas. Judgment upon any award rendered hereunder may be entered in any court having jurisdiction; provided, however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. 91 or similar governing state law. Any party who fails to submit to binding arbitration following a lawful demand by the opposing party shall bear all costs and expenses, including reasonable attorney's fees, incurred by the opposing party in compelling arbitration of any Dispute.

(b) No provision of, nor the exercise of any rights under, this arbitration clause shall limit the right of any party to (i) foreclose against any real or personal property collateral or other security, (ii) exercise self-help remedies (including repossession and setoff rights) or (iii) obtain provisional or ancillary remedies such as injunctive relief, sequestration, attachment, replevin, garnishment, or the appointment of a receiver from a court having jurisdiction. Such rights can be exercised at any time except to the extent such action is contrary to a final award or decision in any arbitration proceeding. The institution and maintenance of an action as described above shall not constitute a waiver of the right of any party, including the plaintiff, to submit the Dispute to arbitration, nor render inapplicable the compulsory arbitration provisions hereof Any claim or Dispute related to exercise of any self-help, auxiliary or other exercise of rights under this section shall be a Dispute hereunder.

(c) Arbitrator(s) shall resolve all Disputes in accordance with the applicable substantive law of the State of Texas. Arbitrator(s) may make an award of attorneys' fees and expenses if permitted by law or the agreement of the parties. All statutes of limitation applicable to any Dispute shall apply to any proceeding in accordance with this arbitration clause. Any arbitrator selected to act as the only arbitrator in a Dispute shall be required to be a practicing attorney with not less than 5 years practice in commercial law in the State of Texas. With respect to a Dispute in which the claims or amounts in controversy do not exceed five hundred thousand dollars ($500,000), a single arbitrator shall be chosen and shall resolve the Dispute. In such case the arbitrator shall have authority to render an award up to but not to exceed five hundred thousand dollars ($500,000) including all damages of any kind whatsoever, costs, fees and expenses. Submission to a single arbitrator shall be a waiver of all parties' claims to recover more than five hundred thousand dollars ($500,000). A Dispute involving claims or amounts in

controversy exceeding five hundred thousand dollars ($500,000) shall be decided by a majority vote of a panel of three arbitrators ("Arbitration Panel"), one of whom must possess the qualifications to sit as a single arbitrator in a Dispute decided by one arbitrator. If the arbitration is consolidated with one conducted pursuant to the terms of an agreement between the Lenders and the Borrower related to the indebtedness guaranteed, then the Arbitration Panel shall be one which meets the criteria set forth between the Lenders and Borrower. Arbitrator(s) may, in the exercise of their discretion, at the written request of a party, (i) consolidate in a single proceeding any multiple party claims that are substantially identical and all claims arising out of a single loan or series of loans including claims by or against borrower(s), guarantors, sureties and/or owners of collateral if different from the Borrower, and (ii) administer multiple arbitration claims as class actions in accordance with Rule 23 of the Federal Rules of Civil Procedure. The arbitrator(s) shall be empowered to resolve any dispute regarding the terms of this Agreement or the arbitrability of any Dispute or any claim that all or any part (including this provision) is void or voidable but shall have no power to change or alter the terms of this Agreement. The award of the arbitrator(s) shall be in writing and shall specify the factual and legal basis for the award.

(d) To the maximum extent practicable, the Administrator, the arbitrator(s) and the parties shall take any action necessary to require that an arbitration proceeding hereunder be concluded within 180 days of the filing of the Dispute with the Administrator. The arbitrator(s) shall be empowered to impose sanctions for any party's failure to proceed within the times established herein. Arbitration proceedings hereunder shall be conducted in Texas at a location determined by the Administrator. In any such proceeding a party shall state as a counterclaim any claim which arises out of the transaction or occurrence or is in any way related to the Documents which does not require the presence of a third party which could not be joined as a party in the proceeding. The provisions of this arbitration clause shall survive any termination, amendment, or expiration of the Documents and repayment in full of sums owed to Lenders by Borrower unless the parties otherwise expressly agree in writing. Each party agrees to keep all Disputes and arbitration proceedings strictly confidential, except for disclosures of information required in the ordinary course of business of the parties or as required by applicable law or regulation.

Section 12.06. Invalid Provisions.

If any provision of any Loan Document is held to be illegal, invalid or unenforceable under present or future laws during the term of this Loan Agreement, such provision shall be fully severable; such Loan Document shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of such Loan Document; and the remaining provisions of such Loan Document shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from such Loan Document. Furthermore, in lieu of each such illegal, invalid or unenforceable provision shall be added as part of such Loan Document a provision mutually agreeable to Borrower and Lenders as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable. In the event Borrower and Lenders are unable to agree upon a provision to be added to the Loan Document within a period of ten (10) business days after a provision of the Loan Document is held to be illegal, invalid or unenforceable, then a provision acceptable to independent arbitrators, such to be selected in accordance with the provisions of the American Arbitration Association, as similar in terms to the illegal, invalid or unenforceable provision as is possible and be legal, valid and enforceable shall be added automatically to such Loan Document. In either case, the effective date of the added provision shall be the date upon which the prior provision was held to be illegal, invalid or unenforceable.

Section 12.07. Maximum Interest Rate.

(a) Regardless of any provision contained in any of the Loan Documents, Lenders shall never be entitled to receive, collect or apply as interest on the Debentures any amount in excess of interest calculated at the Maximum Rate, and, in the event that any Lenders ever receives, collects or applies as interest any such excess, the amount which would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such; and, if the principal amount of the Obligation is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds interest calculated at the Maximum Rate, Borrower and Lenders shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest; (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, pro rate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Debentures; provided that, if the Debentures are paid and performed in full prior to the end of the full contemplated term thereof, and if the

interest received for the actual period of existence thereof exceeds interest calculated at the Maximum Rate, Lenders shall refund to Borrower the amount of such excess or credit the amount of such excess against the principal amount of the Debentures and, in such event, Lenders shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of interest calculated at the Maximum Rate.

(b) "Maximum Rate" shall be the highest lawful rate, or, if no such maximum rate is established by applicable law, then at the rate of eighteen percent (18%) per annum.

Section 12.08. Participations and Assignments of the Debentures.

(a) The Lenders shall have the right to enter into a participation agreement with any other Lenders with respect to the Debentures, or to sell all or any part of the Debentures, but any participation or sale shall not affect the rights and duties of such Lenders hereunder vis-à-vis Borrower. In the event that all or any portion of this Loan shall be, at any time, assigned, transferred or conveyed to other parties, any action, consent or waiver (except for compromise or extension of maturity), to be given or taken by Lenders hereunder (herein "Action"), shall be such action as taken by the holders of a majority in amount of the Principal Amount of the Debentures then outstanding, as such holders are recorded on the books of the Borrower and represented by Lenders' Agent as described in subsection (b) below.

(b) Assignment or sale shall be effective, on the books of the Borrower, only upon (i) endorsement of the Debenture, or part thereof, to the proposed new holder, along with a current notation of the amount of payments or installments received and net Principal Amount yet unfunded or unpaid, and presentment of such Debenture to the Borrower for issue of a replacement Debenture, or Debentures, in the name of the new holder; (ii) a designation by the holders of a single Lenders' Agent for Notice, such agent to be the sole party to whom Borrower shall be required to provide notice when notice to Lenders are required hereunder and who shall be the sole party authorized to represent Lenders in regard to modification or waivers under the Loan Agreement, or other Loan Documents; and (iii) delivery of an opinion of counsel, reasonably satisfactory to Borrower, that transfer shall not require registration or qualification under applicable state or federal securities laws.

(c) So long as the Borrower is not in default hereunder, the Lenders shall not sell or assign an interest in the Debentures or rights under the Loan Agreement to any Person that the Borrower reasonably identifies to Lenders as being engaged as a competitor.

Section 12.09. Confidentiality.

(a) All financial reports or information which are furnished to Lenders, or its director designee or other representatives, pursuant to this Loan Agreement or pursuant to the Debentures or other Loan Documents shall be treated as confidential unless and to the extent that such information has been otherwise disclosed by the Borrower, but nothing herein contained shall limit or impair Lender's right to disclose such reports to any appropriate Governmental Authority, or to use such information to the extent pertinent to an evaluation of the Obligation, or to enforce compliance with the terms and conditions of this Loan Agreement, or to take any lawful action which Lenders deem necessary to protect its interests under this Loan Agreement.

(b) Lenders, their director designees, and agents shall use their reasonable best efforts to protect and preserve the confidentiality of such information except for such disclosure as shall be required for compliance by Lenders or their director designees with SEC reporting requirements or otherwise as a matter of law. The provisions of Section 5.01 (a)(1) and (6) notwithstanding, Borrower may refuse to provide information as required pursuant thereto to an assignee or successor in interest to the Lenders unless and until such assignee or successor shall have executed an agreement to maintain the confidentiality of the information as provided herein.

Section 12.10. Binding Effect.

The Loan Documents shall be binding upon and inure to the benefit of Borrower and Lenders and their respective successors, assigns and legal representatives; provided, however, that Borrower may not, without the prior written consent of Lenders, assign any rights, powers, duties or obligations thereunder.

Section 12.11. No Third Party Beneficiary.

The parties do not intend the benefits of this Loan Agreement to inure to any third party, nor shall this Loan document be construed to make or render Lenders liable to any materialman, supplier, contractor, subcontractor, purchaser or lessee of any property owned by Borrower, or for debts or claims accruing to any such persons against Borrower. Notwithstanding anything contained herein or in the Debentures, or in any other Loan Document, no conduct by any or all of the parties hereto, before or after signing this Loan Agreement nor any other Loan Document, shall be construed as creating any right, claim or cause of action against Lenders, or any of its officers, directors, agents or employees, in favor of any materialman, supplier, contractor, subcontractor, purchaser or lessee of any property owned by Borrower, nor to any other person or entity other than Borrower.

Section 12.12. Entirety.

This Loan Agreement and the other Loan Documents issued pursuant thereto contain the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof and thereof.

Section 12.13. Headings.

Section headings are for convenience of reference only and, except as a means of identification of reference, shall in no way affect the interpretation of this Loan Agreement.

Section 12.14. Survival.

All representations and warranties made by Borrower herein shall survive delivery of the Debentures and the making of the Loans.

Section 12.15. Multiple Counterparts.

This Loan Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Loan Agreement by signing any such counterpart.

Section 12.16. Governing Law.

THIS LOAN AGREEMENT HAS BEEN PREPARED, IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED IN THE STATE OF TEXAS, AND THE SUBSTANTIVE LAWS OF SUCH STATE AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS LOAN AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS.

Section 12.17. Reference to Borrower.

The term Borrower shall mean Cardinal Communications, Inc. and Sovereign Partners, LLC where the context of the agreement makes such other reference appropriate.

IN WITNESS WHEREOF, the undersigned delivered, as of the day and year first above written.

Cardinal Communications, Inc.

By: ____________________

Its: CEO

Sovereign Partners, LLC

By: ____________________

Its: LLC Manager

Crestview Capital Master, LLC

By: ____________________

____

____

The Elevation Fund, LLC

By: ____________________

____

____

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

To Purchase 6,000,000 Shares of Common Stock of

CARDINAL COMMUNICATIONS, INC.

THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, Crestview Capital Master, LLC (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the "Initial Exercise Date") and on or prior to the close of business on the fifth (5th) anniversary of the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from Cardinal Communications, Inc., a Nevada corporation (the "Company"), up to 6,000,000 shares (the "Warrant Shares") of Common Stock, par value $.0001 per share, of the Company (the "Common Stock"). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions.

"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Holder.

"Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

"Common Stock Equivalents" means any securities of the Company or the subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Exempt Issuance" means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise of this Warrant and/or securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Warrant, provided that such securities have not been amended since the date of this Warrant to increase the number of such securities or to decrease the exercise, exchange or conversion price of any such securities, and (c) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"Securities Act" means the Securities Act of 1933, as amended.

"Trading Day" means a day on which the Common Stock is traded on a Trading Market.

"Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board.

"Variable Rate Transaction" shall mean a transaction in which the Company issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any

agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price.

"VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b) if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers and reasonably acceptable to the Company.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, within 5 Trading Days of the date said Notice of Exercise is delivered to the Company, if this Warrant is exercised in full, the Holder shall have surrendered this Warrant to the Company and the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within 1 Business Day of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the

number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price of the Common Stock under this Warrant shall be **$.05**, subject to adjustment hereunder (the "Exercise Price").

c) Cashless Exercise. If at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the VWAP on the Trading Day immediately preceding the date of such election;

(B) = the Exercise Price of this Warrant, as adjusted; and

(X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

d) Exercise Limitations.

i. Holder's Restrictions. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2(c) or otherwise, to the extent that after giving effect to such issuance after exercise, such Holder (together with such Holder's Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder's Affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any preferred stock or warrants) subject to a limitation on conversion or exercise

analogous to the limitation contained herein beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by a Holder that the Company is not representing to such Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and such Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of a Holder, and the submission of a Notice of Exercise shall be deemed to be each Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section 2(d) may be waived by such Holder, at the election of such Holder, upon not less than 61 days' prior notice to the Company, and the provisions of this Section 2(d) shall continue to apply until such 61st day (or such later date, as determined by such Holder, as may be specified in such notice of waiver). The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this Section 2(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended 4.99% beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such 4.99% limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant. The holders of

Common Stock of the Company shall be third party beneficiaries of this Section 2(d) and the Company may not waive this Section 2(d) without the consent of holders of a majority of its Common Stock.

e) Mechanics of Exercise.

i. Authorization of Warrant Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

ii. Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder's prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission ("DWAC") system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within 3 Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above ("Warrant Share Delivery Date"). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(vii) prior to the issuance of such shares, have been paid.

iii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iv. Rescission Rights. If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 2(e)(iv) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

v. Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

vi. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

vii. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the

Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

viii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Equity Sales. If the Company or any subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Exercise Price (such lower price, the "Base Share Price" and such issuances collectively, a "Dilutive Issuance"), as adjusted hereunder (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Exercise Price, such issuance shall be deemed to have

occurred for less than the Exercise Price on such date of the Dilutive Issuance), then the Exercise Price shall be reduced and only reduced to equal the Base Share Price and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3(b) in respect of an Exempt Issuance. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms (such notice the "Dilutive Issuance Notice"). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.

c) Pro Rata Distributions. If the Company, at any time prior to the Termination Date, shall distribute to all holders of Common Stock (and not to Holder of the Warrant) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3(b)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case, the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been

issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (b) if the Company is acquired in an all cash transaction, cash equal to the value of this Warrant as determined in accordance with the Black-Scholes option pricing formula. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(d) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

e) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

f) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

g) Notice to Holders.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to this Section 3, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the

lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the 20-day period commencing on the date of such notice to the effective date of the event triggering such notice.

Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Sections 5(a) and 4(d) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in

the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

Section 5. Miscellaneous.

a) Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 4 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

b) No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate

Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

c) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

d) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

e) Authorized Shares.

The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon

the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

f) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of this Warrant, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

g) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

h) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any

material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

i) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on Exhibit A attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on Exhibit A attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the 2nd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on Exhibit A attached hereto.

j) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

k) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

l) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

m) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

n) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

o) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

Section 6. Piggy-Back Registration Rights. If at any time, the Company shall determine to proceed with the preparation and filing of a registration statement ("Registration Statement") under the Securities Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other similar limited purpose form), the Company will give written notice of its determination to the Holder. Upon receipt of a written request from the Holders within thirty calendar days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all the Warrant Shares hereunder be included in such Registration Statement, all to the extent required to permit the sale or other disposition by the Holder.

****

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: December 16, 2005

CARDINAL COMMUNICATIONS, INC.

By: ______________________________
Name: Ed Garneau
Title: CEO

EXHIBIT A

For Notices to Company:

Cardinal Communications, Inc.
390 Interlocken Crescent, Suite 900
Broomfield, CO 80021
Facsimile: ________________

For Notices to Holder:

[Crestview Capital Master, LLC]
____
____
Facsimile: ______________

NOTICE OF EXERCISE

TO: [____________________

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or

[ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

____

The Warrant Shares shall be delivered to the following:

____

____

____

(4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: _______________________________
Signature of Authorized Signatory of Investing Entity: _______________________________
Name of Authorized Signatory: _______________________________
Title of Authorized Signatory: _______________________________
Date: _______________________________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

______________________________________ whose address is

____.

____

Dated: ____________, _____

Holder's Signature: ________________________

Holder's Address: ________________________

____

Signature Guaranteed: ____________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

To Purchase 1,500,000 Shares of Common Stock of

CARDINAL COMMUNICATIONS, INC.

THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, The Elevation Fund, LLC (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the "Initial Exercise Date") and on or prior to the close of business on the fifth (5th) anniversary of the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from Cardinal Communications, Inc., a Nevada corporation (the "Company"), up to 1,500,000 shares (the "Warrant Shares") of Common Stock, par value $.0001 per share, of the Company (the "Common Stock"). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions.

"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Holder.

"Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

"Common Stock Equivalents" means any securities of the Company or the subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Exempt Issuance" means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise of this Warrant and/or securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Warrant, provided that such securities have not been amended since the date of this Warrant to increase the number of such securities or to decrease the exercise, exchange or conversion price of any such securities, and (c) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"Securities Act" means the Securities Act of 1933, as amended.

"Trading Day" means a day on which the Common Stock is traded on a Trading Market.

"Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board.

"Variable Rate Transaction" shall mean a transaction in which the Company issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any

agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price.

"VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b) if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers and reasonably acceptable to the Company.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, within 5 Trading Days of the date said Notice of Exercise is delivered to the Company, if this Warrant is exercised in full, the Holder shall have surrendered this Warrant to the Company and the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within 1 Business Day of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the

number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price of the Common Stock under this Warrant shall be **$.05**, subject to adjustment hereunder (the "Exercise Price").

c) Cashless Exercise. If at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the VWAP on the Trading Day immediately preceding the date of such election;

(B) = the Exercise Price of this Warrant, as adjusted; and

(X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

d) Exercise Limitations.

i. Holder's Restrictions. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2(c) or otherwise, to the extent that after giving effect to such issuance after exercise, such Holder (together with such Holder's Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder's Affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any preferred stock or warrants) subject to a limitation on conversion or exercise

analogous to the limitation contained herein beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by a Holder that the Company is not representing to such Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and such Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of a Holder, and the submission of a Notice of Exercise shall be deemed to be each Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section 2(d) may be waived by such Holder, at the election of such Holder, upon not less than 61 days' prior notice to the Company, and the provisions of this Section 2(d) shall continue to apply until such 61st day (or such later date, as determined by such Holder, as may be specified in such notice of waiver). The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this Section 2(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended 4.99% beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such 4.99% limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant. The holders of

Common Stock of the Company shall be third party beneficiaries of this Section 2(d) and the Company may not waive this Section 2(d) without the consent of holders of a majority of its Common Stock.

e) Mechanics of Exercise.

i. Authorization of Warrant Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

ii. Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder's prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission ("DWAC") system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within 3 Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above ("Warrant Share Delivery Date"). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(vii) prior to the issuance of such shares, have been paid.

iii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iv. Rescission Rights. If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 2(e)(iv) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

v. Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

vi. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

vii. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the

Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

viii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Equity Sales. If the Company or any subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Exercise Price (such lower price, the "Base Share Price" and such issuances collectively, a "Dilutive Issuance"), as adjusted hereunder (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Exercise Price, such issuance shall be deemed to have

occurred for less than the Exercise Price on such date of the Dilutive Issuance), then the Exercise Price shall be reduced and only reduced to equal the Base Share Price and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3(b) in respect of an Exempt Issuance. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms (such notice the "Dilutive Issuance Notice"). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.

c) Pro Rata Distributions. If the Company, at any time prior to the Termination Date, shall distribute to all holders of Common Stock (and not to Holder of the Warrant) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3(b)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case, the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been

issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (b) if the Company is acquired in an all cash transaction, cash equal to the value of this Warrant as determined in accordance with the Black-Scholes option pricing formula. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(d) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

e) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

f) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

g) Notice to Holders.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to this Section 3, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the

lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the 20-day period commencing on the date of such notice to the effective date of the event triggering such notice.

Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Sections 5(a) and 4(d) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in

the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

Section 5. Miscellaneous.

a) Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 4 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

b) No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate

Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

c) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

d) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

e) Authorized Shares.

The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon

the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

f) <u>Jurisdiction</u>. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of this Warrant, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

g) <u>Restrictions</u>. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

h) <u>Nonwaiver and Expenses</u>. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any

material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

i) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on Exhibit A attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on Exhibit A attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the 2nd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on Exhibit A attached hereto.

j) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

k) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

l) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

m) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

n) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

o) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

Section 6. Piggy-Back Registration Rights. If at any time, the Company shall determine to proceed with the preparation and filing of a registration statement ("Registration Statement") under the Securities Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other similar limited purpose form), the Company will give written notice of its determination to the Holder. Upon receipt of a written request from the Holders within thirty calendar days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all the Warrant Shares hereunder be included in such Registration Statement, all to the extent required to permit the sale or other disposition by the Holder.

****

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: December 16, 2005

CARDINAL COMMUNICATIONS, INC.

By: ______________________________
Name: Ed Garneau
Title: CEO

EXHIBIT A

For Notices to Company:

Cardinal Communications, Inc.
390 Interlocken Crescent, Suite 900
Broomfield, CO 80021
Facsimile: ____________________

For Notices to Holder:

The Elevation Fund, LLC
____
____
Facsimile: ____________________

NOTICE OF EXERCISE

TO: [____________________

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or

[ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

____

The Warrant Shares shall be delivered to the following:

____

____

____

(4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ______________________________
Signature of Authorized Signatory of Investing Entity: ______________________________
Name of Authorized Signatory: ______________________________
Title of Authorized Signatory: ______________________________
Date: ______________________________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form and supply required information. Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________ whose address is

_______________________________________.

____

Dated: ______________, ______

Holder's Signature: ______________________

Holder's Address: ______________________

____

Signature Guaranteed: ______________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.